UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-524

                         The Dreyfus/Laurel Funds Trust
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000


Date of fiscal year end:   12/31

Date of reporting period:  6/30/2003

                                 FORM N-CSR

ITEM 1.     REPORTS TO STOCKHOLDERS.


      Dreyfus Premier
      Core Value Fund

      SEMIANNUAL REPORT June 30, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(TM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            15   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover



                                                                       The Fund

                                                Dreyfus Premier Core Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Core Value Fund covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Valerie J. Sill.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market' s recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF FUND PERFORMANCE

Valerie J. Sill, Portfolio Manager

How did Dreyfus Premier Core Value Fund perform relative to its benchmark?

For the six-month period ended June 30, 2003, Dreyfus Premier Core Value Fund produced total returns of 9.58% for its Class A Shares, 9.18% for its Class B Shares, 9.18% for its Class C shares, 9.64% for its Institutional shares, 9.72% for its Class R shares and 9.44% for its Class T shares.(1) In comparison, the fund' s benchmark, the S& P 500/BARRA Value Index, produced a total return of 12.29% for the same period.(2)

The stock market remained weak early in 2003 as investors remained concerned about a potential conflict in Iraq. Once a decision was made, and the war began, stocks rallied as investors began to anticipate a post-war economic recovery. The fund's returns trailed the benchmark's return, primarily because the fund generally invested in relatively high-quality, value-oriented defensive stocks that performed less robustly than the overall stock market rally during the reporting period.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The   fund   invests  primarily  in  large-cap  companies  that  are  considered undervalued based on traditional measures, such as price-to-earnings ratios. When choosing stocks, we use a "bottom-up" stock selection approach, focusing on individual companies, rather than a "top-down" approach that forecasts market trends. We also focus on a company's relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The fund was favorably influenced by changes in investor sentiment after the start of the war in Iraq. As it became clearer that the war would end fairly quickly, investors turned more optimistic, and stocks rallied strongly. However, the stocks that led the rally were smaller, more speculative companies that had been beaten down severely in the bear market.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Modest returns from the fund's blue-chip technology holdings were a primary reason for the fund's lagging relative performance. The fund's focus on established bellwether companies such as International Business Machines (IBM) and Microsoft helped stabilize results during the first part of the reporting period. However, these stocks posted relatively lackluster returns in the second quarter, when lower-quality stocks led the post-war rally. Investors appear to view IBM and Microsoft as stodgy corporations that are not likely to benefit as much as smaller companies when the economy recovers. We believe that they remain attractive investments because of their ability to produce earnings under a variety of economic conditions.

We have identified a number of value-oriented opportunities among technology stocks that we believed were attractively priced relative to their earnings. A good example is leading microchip manufacturer Intel, whose shares have declined sharply over the past several years. Intel's stock price rebounded strongly during the first half of the reporting period as investors looked forward to an improved economy, and it ranked among the portfolio's best-performing stocks for the reporting period.

In our view, companies that are relatively sensitive to economic changes should benefit from a more robust recovery. As a result, we recently added machinery manufacturer Deere & Co., capital goods producer Eaton and media giant Viacom to the fund. Greater investor optimism about the future also benefited Citigroup, which has interests in banking, insurance and investments. We believe that Citigroup became relatively inexpensive in the wake of 2002's Wall Street scandals, and it met our value criteria. Citigroup then gained value during the first half of the reporting period after investors began to see beyond the
current    economic    malaise.

Other fund holdings performed well because of circumstances affecting their individual businesses. For example, McDonald' s Corp. bounced back after a multiyear decline after new, healthier menu additions caused its restaurants' revenues to improve.


WHAT IS THE FUND'S CURRENT STRATEGY?

We believe that the fund is positioned to benefit from higher levels of economic growth over the next several quarters. In addition to Deere, Eaton and Viacom, we believe that other purchases during the reporting period, such as Automatic Data Processing, Goldman Sachs, Morgan Stanley and Koninklijke Philips Electronics, are also likely to benefit from stronger economic activity. These changes are consistent with our strategy of investing in large, value-oriented companies that have a catalyst in place to generate stock price appreciation.
For many companies, that catalyst to greater profitability currently is an improving economy, stable interest rates and a continuation of low inflation.

July 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE S&P 500/BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD & POOR'S 500 COMPOSITE PRICE INDEX ("S&P 500 INDEX") THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)




COMMON STOCKS--95.6%                                                                           Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

APPLIANCES & HOUSEHOLD DURABLES--.6%

SONY, ADR                                                                                       150,600               4,216,800

BANKING--13.7%

American Express                                                                                255,900              10,699,179

Bank of America                                                                                 149,000              11,775,470

Citigroup                                                                                       784,033              33,556,613

Comerica                                                                                         78,200               3,636,300

Fannie Mae                                                                                      124,600               8,403,024

FleetBoston Financial                                                                           377,847              11,225,834

U.S. Bancorp                                                                                    404,700               9,915,150

Wachovia                                                                                        192,500               7,692,300

                                                                                                                     96,903,870

BASIC INDUSTRIES--3.5%

Alcoa                                                                                           295,000               7,522,500

China Steel, ADR                                                                                      7  (a)                 95

International Paper                                                                             199,000                7,110,270

Praxair                                                                                         165,400                9,940,540

                                                                                                                      24,573,405

BEVERAGES & TOBACCO--.7%

Altria Group                                                                                    114,200                5,189,248

BROKERAGE--8.2%

Bear Stearns Cos.                                                                                49,100                3,555,822

Goldman Sachs                                                                                   201,800               16,900,750

J.P. Morgan Chase & Co.                                                                         449,600               15,367,328

Lehman Brothers Holdings                                                                        111,600                7,419,168

Morgan Stanley                                                                                  338,200               14,458,050

                                                                                                                      57,701,118

CAPITAL GOODS--13.1%

Boeing                                                                                          186,200                6,390,384

Corning                                                                                       1,169,500  (b)           8,642,605

Deere & Co.                                                                                     153,800                7,028,660

Eaton                                                                                            95,400                7,499,394

Emerson Electric                                                                                200,860               10,263,946

Nokia, ADR                                                                                      886,000               14,556,980

Pitney Bowes                                                                                    114,900                4,413,309

Rockwell Collins                                                                                179,200  (c)           4,413,696

United Technologies                                                                             272,800               19,322,424

Xerox                                                                                           905,200  (b)           9,586,068

                                                                                                                      92,117,466


COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--3.1%

Black & Decker                                                                                   80,000                3,476,000

Koninklijke (Royal) Philips Electronics
   (New York Shares)                                                                            952,700               18,206,097

                                                                                                                      21,682,097

CONSUMER NON-DURABLES--3.3%

H.J. Heinz                                                                                      196,000                6,464,080

Kimberly-Clark                                                                                   68,200                3,555,948

Loews                                                                                           141,000                6,667,890

Nestle, ADR                                                                                     129,100                6,684,959

                                                                                                                      23,372,877

CONSUMER SERVICES--12.4%

Federated Department Stores                                                                     139,700                5,147,945

Gannett                                                                                         146,100               11,221,941

Knight-Ridder                                                                                   155,600               10,725,508

Liberty Media, Cl. A                                                                          1,702,180  (b)          19,677,201

McDonald's                                                                                      782,600               17,264,156

Viacom, Cl. B                                                                                   320,200  (b)          13,979,932

Walt Disney                                                                                     466,700                9,217,325

                                                                                                                      87,234,008

DATA PROCESSING--1.0%

Automatic Data Processing                                                                       201,900                6,836,334

ENERGY--10.3%

Apache                                                                                           51,600                3,357,096

BP, ADR                                                                                         216,400                9,093,128

ConocoPhillips                                                                                  147,147                8,063,656

Encana                                                                                          193,658                7,430,657

Exxon Mobil                                                                                     667,932               23,985,438

Royal Dutch Petroleum
   (New York Shares)                                                                            243,900               11,370,618

Schlumberger                                                                                    200,200                9,523,514

                                                                                                                      72,824,107

HEALTH CARE--6.3%

Aetna                                                                                            98,500                5,929,700

Becton, Dickinson & Co.                                                                         199,900                7,766,115

C.R. Bard                                                                                        72,100                5,141,451

Merck & Co.                                                                                     176,400               10,681,020

Pfizer                                                                                          443,300               15,138,695

                                                                                                                      44,656,981

                                                                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE--7.1%

Allstate                                                                                        334,300               11,917,795

American International Group                                                                    303,293               16,735,708

John Hancock Financial Services                                                                 242,700                7,458,171

Principal Financial Group                                                                       210,800                6,798,300

Travelers Property Casualty, Cl. A                                                              425,000                6,757,500

                                                                                                                      49,667,474

TECHNOLOGY--6.2%

Intel                                                                                           643,200               13,368,269

International Business Machines                                                                 102,900                8,489,250

Microsoft                                                                                       652,200               16,702,842

SunGard Data Systems                                                                            142,900  (b)           3,702,539

3Com                                                                                            383,500  (b)           1,794,780

                                                                                                                      44,057,680

TELECOMMUNICATIONS--1.1%

SK Telecom, ADR                                                                                     270  (c)               5,092

Sprint (FON Group)                                                                              289,400                4,167,360

Sprint (PCS Group)                                                                              608,100  (b)           3,496,575

                                                                                                                       7,669,027

TRANSPORTATION--1.1%

Union Pacific                                                                                   137,100                7,954,542

UTILITIES--3.9%

BellSouth                                                                                       468,300               12,470,829

Exelon                                                                                           68,900                4,120,909

Verizon Communications                                                                          280,856               11,079,769

                                                                                                                      27,671,507

TOTAL COMMON STOCKS
   (cost $624,570,780)                                                                                               674,328,541

PREFERRED STOCKS--2.0%
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER SERVICES;

News Corp, ADR
   (cost $11,481,919)                                                                           575,400               14,413,770


                                                                                            Principal
 HORT-TERM INVESTMENTS--2.3%                                                               Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER;

General Electric Capital,

  1.25%, 7/1/2003
   (cost $16,009,000)                                                                        16,009,000               16,009,000

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--.0%                                                                    Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund
   (cost $6,414)                                                                                  6,414                    6,414

TOTAL INVESTMENTS (cost $652,068,113)                                                             99.9%              704,757,725

CASH AND RECEIVABLES (NET)                                                                          .1%                  742,351

NET ASSETS                                                                                       100.0%              705,500,076

(A)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2003, THIS SECURITY
     AMOUNTED TO $95 OR LESS THAN .01% OF NET ASSETS.

(B)  NON-INCOME PRODUCING.

(C)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN.  AT JUNE 30, 2003,  THE
     TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $6,053 AND THE TOTAL
     MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $6,414.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
        of Investments (including securities
        loaned valued at $6,053)--Note 1(b)           652,068,113   704,757,725

Cash                                                                   191,510

Receivable for shares of Beneficial Interest subscribed              1,461,443

Dividends and interest receivable                                      738,903

                                                                   707,149,581

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                 722,347

Payable for investment securities purchased                           520,974

Payable for shares of Beneficial Interest redeemed                    399,770

Liability for securities loaned--Note 1(b)                              6,414

                                                                    1,649,505

NET ASSETS ($)                                                    705,500,076

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   806,965,597

Accumulated undistributed investment income--net                      656,599

Accumulated net realized gain (loss) on investments             (154,811,732)

Accumulated net unrealized appreciation
  (depreciation) on investments                                    52,689,612
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    705,500,076


NET ASSET VALUE PER SHARE

                                      Class A          Class B          Class C            Class R         Class T    Institutional
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                    535,536,388        66,268,806      19,097,240          45,485,014       1,862,943      37,249,685

Shares Outstanding                 22,742,921         2,855,307         822,765           1,932,153          79,114       1,583,053
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                        23.55            23.21            23.21               23.54           23.55           23.53



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $156,487 foreign taxes withheld at source)    6,314,956

Interest                                                               111,138

Income on securities lending                                            22,073

TOTAL INCOME                                                         6,448,167

EXPENSES:

Management fee--Note 2(a)                                            2,940,764

Distribution and service fees--Note 2(b)                             1,049,001

Loan commitment fees--Note 4                                             4,204

TOTAL EXPENSES                                                       3,993,969

INVESTMENT INCOME--NET                                               2,454,198

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and

  foreign currency transactions                                   (15,799,776)

Net realized gain (loss) on forward
  currency exchange contracts                                             (20)

NET REALIZED GAIN (LOSS)                                          (15,799,796)

Net unrealized appreciation (depreciation) on investments           74,380,431

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              58,580,635

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                61,034,833

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,454,198           2,706,736

Net realized gain (loss) on investments       (15,799,796)       (129,369,521)

Net unrealized appreciation
   (depreciation) on investments               74,380,431        (100,428,701)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   61,034,833        (227,091,486)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (1,802,284)          (2,095,693)

Class B shares                                   (28,546)                   --

Class C shares                                    (8,205)                   --

Class R shares                                  (204,596)            (275,395)

Class T shares                                    (3,893)              (2,550)

Institutional shares                            (145,750)            (210,983)

TOTAL DIVIDENDS                               (2,193,274)          (2,584,621)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 40,725,578         128,962,355

Class B shares                                  4,706,057          32,985,741

Class C shares                                  7,186,392          11,227,556

Class R shares                                  2,575,882          10,959,857

Class T shares                                    283,887           1,669,295

Institutional shares                              463,512           1,898,103


                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                  1,558,555           1,778,780

Class B shares                                     24,182               --

Class C shares                                      6,283               --

Class R shares                                    204,549             275,318

Class T shares                                      3,836               2,504

Institutional shares                              141,161             206,052

Cost of shares redeemed:

Class A shares                               (56,054,699)        (147,319,203)

Class B shares                                (6,727,233)         (17,126,987)

Class C shares                               (10,362,057)          (7,309,501)

Class R shares                                (1,395,943)          (4,385,465)

Class T shares                                  (146,914)            (830,523)

Institutional shares                          (3,606,026)          (9,278,390)

INCREASE (DECREASE) IN NET ASSETS

   FROM BENEFICIAL INTEREST TRANSACTIONS     (20,412,998)           3,715,492

TOTAL INCREASE (DECREASE) IN NET ASSETS       38,428,561         (225,960,615)

NET ASSETS ($):

Beginning of Period                           667,071,515          893,032,130

END OF PERIOD                                 705,500,076          667,071,515

Undistributed investment income--net              656,599              395,675

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,806,316           5,072,535

Shares issued for dividends reinvested             72,440              79,513

Shares redeemed                               (2,522,283)          (6,047,472)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (643,527)            (895,424)

CLASS B(A)

Shares sold                                       218,274           1,284,876

Shares issued for dividends reinvested              1,197                 --

Shares redeemed                                 (317,764)            (736,243)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (98,293)              548,633

CLASS C

Shares sold                                       341,782              448,815

Shares issued for dividends reinvested                311                 --

Shares redeemed                                 (497,949)            (303,397)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (155,856)              145,418
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       118,064             412,401

Shares issued for dividends reinvested              9,448              12,008

Shares redeemed                                  (65,321)            (181,176)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      62,191              243,233

CLASS T

Shares sold                                        13,291              67,153

Shares issued for dividends reinvested                180                 119

Shares redeemed                                   (6,995)             (34,178)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       6,476               33,094

INSTITUTIONAL SHARES

Shares sold                                        21,122              76,740

Shares issued for dividends reinvested              6,554               9,072

Shares redeemed                                 (169,546)            (408,160)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (141,870)            (322,348)

(A) DURING THE PERIOD ENDED JUNE 30, 2003, 19,216 CLASS B SHARES REPRESENTING $410,594 WERE AUTOMATICALLY CONVERTED TO 18,934 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 2002, 11,870 CLASS B SHARES REPRESENTING $291,033 WERE AUTOMATICALLY CONVERTED TO 11,716 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended                                        Year Ended December 31,
                                              June 30, 2003      -------------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         2002          2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               21.57         28.62         30.93         30.83          29.26         30.11

Investment Operations:

Investment income--net                                 .09(a)        .10(a)        .17(a)        .24(a)         .13(a)        .19

Net realized and unrealized
   gain (loss) on investments                         1.97         (7.06)        (1.46)         3.04           4.78          1.95

Total from Investment
   Operations                                         2.06         (6.96)        (1.29)         3.28           4.91          2.14

Distributions:

Dividends from investment
   income--net                                        (.08)         (.09)         (.16)         (.23)          (.13)         (.17)

Dividends from net realized
   gain on investments                                  --           --           (.86)        (2.95)         (3.21)        (2.82)

Total Distributions                                   (.08)         (.09)        (1.02)        (3.18)         (3.34)        (2.99)

Net asset value, end of period                       23.55         21.57         28.62         30.93          30.83         29.26

TOTAL RETURN (%)(B)                                   9.58(c)     (24.36)        (4.04)        11.21          17.29          7.06

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .57(c)       1.15          1.15          1.15           1.15          1.15

Ratio of net investment income

   to average net assets                               .41(c)        .41           .58           .79            .41           .61

Portfolio Turnover Rate                              31.31(c)      67.21         68.77         88.70          91.22         84.32

Net Assets, end of period
   ($ X 1,000)                                     535,536       504,371       695,054       634,410        590,129       555,863

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund




FINANCIAL HIGHLIGHTS (CONTINUED)



                                           Six Months Ended                     Year Ended December 31,
                                              June 30, 2003       ------------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         2002          2001          2000          1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               21.27         28.33         30.68         30.64          29.19         29.04

Investment Operations:

Investment income (loss)--net                          .01(b)       (.08)(b)      (.07)(b)       .01(b)        (.10)(b)      (.02)

Net realized and unrealized
   gain (loss) on investments                         1.94         (6.98)        (1.42)         3.01           4.76          3.00

Total from Investment Operations                      1.95         (7.06)        (1.49)         3.02           4.66          2.98

Distributions:

Dividends from investment
   income--net                                        (.01)          --           (.00)(c)      (.03)            --          (.01)

Dividends from net realized
   gain on investments                                  --           --           (.86)        (2.95)         (3.21)        (2.82)

Total Distributions                                  (.01)           --           (.86)        (2.98)         (3.21)        (2.83)

Net asset value, end of period                      23.21          21.27         28.33         30.68          30.64         29.19

TOTAL RETURN (%)(D)                                  9.18(e)      (24.92)        (4.79)        10.39          16.37         10.24(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .94(e)        1.90          1.90          1.90           1.90          1.82(e)

Ratio of net investment
   income (loss) to
   average net assets                                 .04(e)        (.33)         (.24)          .03           (.33)        (.14)(e)

Portfolio Turnover Rate                             31.31(e)       67.21         68.77         88.70          91.22         84.32

Net Assets, end of period
   ($ X 1,000)                                      66,269         62,820       68,123        17,209          6,792         2,033

(A)  FROM JANUARY 16, 1998  (COMMENCEMENT  OF INITIAL  OFFERING) TO DECEMBER 31,
     1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                           Six Months Ended                        Year Ended December 31,
                                              June 30, 2003    ---------------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)    2002          2001           2000          1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                          21.27         28.34         30.68          30.64          29.19         29.04

Investment Operations:

Investment income (loss)--net                     .01(b)       (.08)(b)      (.06)(b)        .00(b,c)      (.11)(b)      (.02)

Net realized and unrealized
   gain (loss) on investments                    1.94         (6.99)        (1.42)          3.02           4.77          3.00

Total from Investment Operations                 1.95         (7.07)        (1.48)          3.02           4.66          2.98

Distributions:

Dividends from investment
   income--net                                   (.01)          --           (.00)(c)       (.03)           --           (.01)

Dividends from net realized
   gain on investments                             --           --           (.86)         (2.95)         (3.21)        (2.82)

Total Distributions                             (.01)           --           (.86)         (2.98)         (3.21)        (2.83)

Net asset value, end of period                 23.21          21.27         28.34          30.68          30.64         29.19

TOTAL RETURN (%)(D)                             9.18(e)      (24.95)        (4.75)         10.35          16.41         10.24(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                            .94(e)        1.90          1.90           1.90           1.90          1.82(e)

Ratio of net investment
   income (loss) to
   average net assets                            .03(e)        (.32)         (.24)           .01           (.35)         (.13)(e)

Portfolio Turnover Rate                        31.31(e)       67.21         68.77          88.70          91.22         84.32

Net Assets, end of period
   ($ X 1,000)                                 19,097        20,819        23,612          3,459          1,192           195

(A)  FROM JANUARY 16, 1998  (COMMENCEMENT  OF INITIAL  OFFERING) TO DECEMBER 31,
     1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)



                                           Six Months Ended                                   Year Ended December 31,
                                              June 30, 2003       ------------------------------------------------------------------
CLASS R SHARES                                  (Unaudited)         2002          2001          2000          1999          1998
------------------------------------------------------------------ -----------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               21.56         28.62         30.92         30.82          29.25         30.11

Investment Operations:

Investment income--net                                 .12(a)        .17(a)        .23(a)        .32(a)         .20(a)         .26

Net realized and unrealized
   gain (loss) on investments                         1.97         (7.08)        (1.44)         3.04           4.79           1.95

Total from Investment Operations                      2.09         (6.91)        (1.21)         3.36           4.99           2.21

Distributions:

Dividends from investment
   income--net                                        (.11)         (.15)         (.23)         (.31)          (.21)          (.25)

Dividends from net realized
   gain on investments                                  --             --         (.86)        (2.95)         (3.21)         (2.82)

Total Distributions                                   (.11)         (.15)        (1.09)        (3.26)         (3.42)         (3.07)

Net asset value, end of period                       23.54         21.56         28.62         30.92          30.82          29.25

TOTAL RETURN (%)                                      9.72(b)     (24.18)        (3.80)        11.49          17.59           7.01


RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .44(b)        .90           .90           .90            .90            .90

Ratio of net investment income

   to average net assets                               .53(b)        .67           .78          1.03            .65            .82

Portfolio Turnover Rate                              31.31(b)      67.21         68.77         88.70          91.22          84.32

Net Assets, end of period
   ($ X 1,000)                                      45,485        40,320        46,555         1,138            885            842

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                      Six Months Ended                           Year Ended December 31,
                                                         June 30, 2003           ---------------------------------------------------
CLASS T SHARES                                             (Unaudited)            2002           2001         2000       1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                           21.57           28.63           30.93        30.84      32.45

Investment Operations:

Investment income--net                                             .06(b)          .05(b)          .07(b)       .17(b)     .01(b)

Net realized and unrealized
   gain (loss) on investments                                     1.97           (7.07)          (1.42)        3.03       1.23

Total from Investment Operations                                  2.03           (7.02)          (1.35)        3.20       1.24

Distributions:

Dividends from investment income--net                             (.05)           (.04)           (.09)        (.16)      (.02)

Dividends from net realized
   gain on investments                                              --              --            (.86)       (2.95)     (2.83)

Total Distributions                                               (.05)           (.04)           (.95)       (3.11)     (2.85)

Net asset value, end of period                                   23.55           21.57           28.63        30.93      30.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                               9.44(d)       (24.53)          (4.28)       10.89       4.10(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                            .69(d)         1.40            1.40         1.40       .53(d)

Ratio of net investment income

   to average net assets                                           .28(d)          .21             .25          .57       .05(d)

Portfolio Turnover Rate                                          31.31(d)        67.21           68.77        88.70     91.22
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                            1,863           1,567           1,132         154         18

(A)  FROM AUGUST 16, 1999  (COMMENCEMENT  OF INITIAL  OFFERING)  TO DECEMBER 31,
     1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)



                                          Six Months Ended                          Year Ended December 31,
                                             June 30, 2003          ----------------------------------------------------------------
INSTITUTIONAL SHARES                           (Unaudited)          2002          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               21.55         28.60         30.90         30.81          29.24         30.10

Investment Operations:

Investment income--net                                 .10(a)        .13(a)        .20(a)        .27(a)         .16(a)        .22

Net realized and unrealized
   gain (loss) on investments                         1.97         (7.07)        (1.45)         3.04           4.78          1.95

Total from Investment Operations                      2.07         (6.94)        (1.25)         3.31           4.94          2.17

Distributions:

Dividends from investment
   income--net                                        (.09)         (.11)         (.19)         (.27)          (.16)         (.21)

Dividends from net realized
   gain on investments                                  --            --          (.86)        (2.95)         (3.21)        (2.82)

Total Distributions                                   (.09)         (.11)        (1.05)        (3.22)         (3.37)        (3.03)

Net asset value, end of period                       23.53         21.55         28.60         30.90          30.81         29.24

TOTAL RETURN (%)                                      9.64(b)     (24.28)        (3.96)        11.30          17.41          7.17

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .52(b)       1.05          1.05          1.05           1.05          1.05

Ratio of net investment income

   to average net assets                               .46(b)        .51           .70           .89            .50           .71

Portfolio Turnover Rate                              31.31(b)      67.21         68.77         88.70          91.22         84.32

Net Assets, end of period
   ($ X 1,000)                                      37,250        37,174        58,557        63,473         65,111        74,058

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier Core Value Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust") which is registered under the
Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is to seek long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment manager. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class R, Class T and Institutional shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are subject to a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R and Institutional shares are offered without a front-end sales charge or CDSC. Institutional shares are offered only to those customers of certain financial planners and investment advisers who held shares of a predecessor class of the fund as of April 4, 1994, and bear a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the funds Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(d) Forward currency exchange contracts: The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 2003, there were no open forward currency exchange contracts.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $122,889,325 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $4,087,843 of the carryover expires in fiscal 2009 and $118,801,482 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income $2,584,621. The tax character of current year distributions will be determined at the end of the current fiscal year.


NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . These fees are charged and allocated to each series based on net assets. In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

During the period ended June 30, 2003, the Distributor retained $21,887 and $321 from commissions earned on sales of the fund's Class A and Class T shares, respectively and, $134,804 and $4,028 from contingent deferred sales charges on redemptions on the fund's Class B and C shares, respectively.

(b)  Distribution  and  service  plan:  Under  separate  Distribution Plans (the
" Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares and Institutional shares may pay annually up to .25% and .15%, respectively, of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares and Institutional shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, and .25% of the value of average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. During the period ended June 30, 2003, Class A, Class B, Class C, Class T and Institutional shares were charged $619,543, $230,213, $68,943, $2,034 and $26,515, respectively, pursuant to their respective Plans. During the period ended June 30, 2003, Class B, Class C and Class T shares were charged $76,738, $22,981 and $2,034, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.


NOTE 3--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $201,321,199 and $226,343,047, respectively.

At  June  30,  2003,  accumulated net unrealized appreciation on investments was
$52,689,612,   consisting  of  $70,675,338  gross  unrealized  appreciation  and
$17,985,726 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (" the Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the fund did not borrow under the Facility.

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus Premier
                        Core Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  312SA0603



      Dreyfus Premier
      Limited Term
      High Yield Fund

      SEMIANNUAL REPORT June 30, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(TM)

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            21   Statement of Assets and Liabilities

                            22   Statement of Operations

                            23   Statement of Changes in Net Assets

                            25   Financial Highlights

                            29   Notes to Financial Statements

                            40   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                   Limited Term High Yield Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Limited Term High Yield Fund covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and director of the Dreyfus Taxable Fixed Income Team that manages the fund.

Bonds continued to rally during the first half of 2003, with prices driven higher by a combination of declining interest rates and improving investor sentiment. Most notably, corporate bonds rose sharply as companies paid down debt, trimmed expenses and adopted more rigorous standards of corporate governance in the wake of last year's high-profile accounting scandals. However, the bond market' s strong performance over the past several years has had a downside: yields on some types of bonds are hovering near historical lows. For many investors, maintaining a steady stream of current income has been a challenge.

What should an income-oriented investor do now? While we believe that bonds continue to represent an important component of a well-balanced investment portfolio, your financial advisor may be in the best position to recommend the income strategies that are right for you in today' s low interest-rate environment.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Limited Term High Yield Fund perform relative to its benchmark?

For the six-month period ended June 30, 2003, the fund achieved total returns of 19.60% for its Class A shares, 19.33% for Class B shares, 19.18% for Class C shares and 19.54% for Class R shares. The fund generated aggregate income dividends of $0.3429 for Class A shares, $0.3270 for Class B shares, $0.3188 for Class C shares and $0.3483 for Class R shares.(1) In comparison, the Merrill Lynch High Yield Master II Index, the fund's benchmark, achieved a total return of 17.88% for the same period.(2)

The high-yield bond market rallied strongly during the reporting period as investors apparently became more comfortable with issuers' management practices and the outlook for the U.S. economy. The fund's returns were higher than that of its benchmark, primarily because of our emphasis on asset-rich companies and "fallen angels" that had been hit hard during the 2002 market downturn.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks to maximize total return consisting of capital appreciation and current income. The average effective maturity of the fund is limited to a maximum of 5.5 years.

We normally invest most of the fund's assets in fixed-income securities of below investment-grade credit quality. Our approach to selecting individual issues is based on careful credit analysis. We thoroughly analyze the business, management and financial strength of each of the companies whose bonds we buy, then project each issuer's ability to repay its debt.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The high-yield bond market enjoyed a substantial rally during the first half of 2003, which was driven by a number of factors. After the high-profile corporate governance scandals of 2002 and resulting credit-rating downgrades, many high-yield debt issuers took steps to restore investor confidence, including strengthening their accounting and financial disclosure practices. In addition, when the war in Iraq began to wind down in April 2003, investors began to look forward to greater economic growth, which promised to help improve business conditions overall. Expectations for a stronger economy were fueled by the Bush Administration's stimulative fiscal policies, which included further tax cuts, and the Federal Reserve Board' s accommodative monetary policy, including a reduction of short-term interest rates in late June.

Furthermore, after a prolonged period of substandard performance, many high-yield bonds began the reporting period at low valuations compared to historical norms. At the time, yield differences between lower-rated corporate bonds and U.S. Treasury securities were at unusually high levels. The combination of stronger finances, expectations of better business conditions and low valuations resulted in renewed interest in high-yield bonds among investors seeking high levels of current income in a low interest-rate environment.

Despite the improving investment climate, we adopted a relatively conservative approach, emphasizing bonds issued by companies that we considered asset rich, such as wireless telephone provider Nextel Communications, cellular infrastructure company American Tower, energy producer Williams Cos., cable television provider Cablevision and the diversified conglomerate Tyco International. In our view, companies such as these represented higher "quality" choices because their bond prices were more likely to be supported by tangible assets with measurable resale values. In addition, we focused a portion of the fund on "fallen angels," which are companies we considered fundamentally sound but whose bonds had been hit hard during 2002's downturn. Holdings in a variety of industries -- such as telecommunications companies and electric utilities -- rebounded strongly from relatively low price levels during the reporting period, contributing positively to the fund's total return.

WHAT IS THE FUND'S CURRENT STRATEGY?

As of the end of the reporting period, yield differences between high-yield bonds and U.S. Treasury securities have moved closer to historical norms, and we believe that the bulk of the high-yield market rally is probably behind us. Accordingly, we recently took profits in some of the fund's "fallen angels" and we have intensified our focus on relatively high-quality debt issuers, including some in the gaming, broadcasting and forest products industries. At the same time, we are maintaining our emphasis on asset-rich companies that, in our view, can demonstrate tangible value even if the economy continues to struggle. Finally, to manage risk more effectively, we have increased the number of companies in the fund to about 175, which we believe represents an ample level of diversification.

July 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.



                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)



                                                                                               Principal
BONDS AND NOTES--93.9%                                                                         Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ADVERTISING--.3%

RH Donnelley Finance,

   Sr. Notes, 8.875%, 2010                                                                      783,000  (b)             869,130

   Sr. Sub. Notes, 10.875%, 2012                                                                522,000  (b)             610,740

                                                                                                                       1,479,870

AEROSPACE & DEFENSE--.8%

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8%, 2008                                                           2,825,000  (c)           2,245,875

K&F Industries,

   Sr. Sub. Notes, Ser. B 9.625%, 2010                                                          785,000  (c)             875,275

Vought Aircraft Industries,

   Sr. Notes, 8%, 2011                                                                        1,025,000  (b)           1,035,250

                                                                                                                       4,156,400

AGRICULTURAL--.2%

North Atlantic Trading,

   Sr. Notes, Ser. B, 11%, 2004                                                                 925,000                  883,375

AIRLINES--1.3%

AMR:

   Deb., 9%, 2012                                                                               200,000  (c)             137,000

   Deb., 9.75%, 2021                                                                            200,000                  123,000

Aircraft Lease Portfolio Securitization 96-1,

  Pass-Through Trust, Ctfs.,

   Cl. D, 12.75%, 2006                                                                        2,115,124  (d)              21,151

Airplane Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1, Cl. D, 10.875%, 2019                                                              21,729,400                1,086,470

Continental Airlines,

   Notes, 8%, 2005                                                                            1,900,000  (c)           1,710,000

Delta Air Lines,

   Notes, 7.7%, 2005                                                                          3,800,000  (c)           3,344,000

                                                                                                                       6,421,621

AUTOMOTIVE, TRUCKS & PARTS--1.2%

Airxcel,

   Sr. Sub. Notes, Ser. B, 11%, 2007                                                            611,000                  516,295

Collins & Aikman Products,

   Sr. Notes, 10.75%, 2011                                                                      754,000  (c)             667,290

General Motors,

   Notes, 7.125%, 2013                                                                        2,050,000                2,041,944

Hawk,

   Sr. Notes, 12%, 2006                                                                       1,962,212  (c)           1,972,023


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE, TRUCKS & PARTS (CONTINUED)

UIS,

   Sr. Sub. Notes, 9.375%, 2013                                                                 768,000                  800,640

                                                                                                                       5,998,192

BUILDING & CONSTRUCTION--1.9%

American Builders & Contract,

   Sr. Sub. Notes, Ser. B, 10.625%, 2007                                                      2,818,000                2,937,765

Atrium Cos.,

   Sr. Sub. Notes, Ser. B, 10.5%, 2009                                                        1,890,000  (c)           2,031,750

Owens Corning:

   Deb., 7.5%, 2018                                                                             675,000  (d)             381,375

   Notes, 7%, 2009                                                                            5,000,000  (d)           2,825,000

   Notes, 7.7%, 2008                                                                            825,000  (d)             466,125

WCI Communities,

   Sr. Sub. Notes, 10.625%, 2011                                                              1,050,000                1,165,500

                                                                                                                       9,807,515

CHEMICALS--5.2%

Avecia,

   Gtd. Sr. Notes, 11%, 2009                                                                  7,977,000  (c)           7,259,070

HMP Equity,

   Units, 0%, 2008                                                                              526,000  (b)             268,260

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 10.125%, 2009                                                              1,592,000  (c)           1,536,280

Lyondell Chemical:

   Gtd. Sr. Secured Notes, Ser. B, 9.875%, 2007                                               3,065,000                3,019,025

   Sr. Secured Notes, 11.125%, 2012                                                           4,041,000  (c)           4,162,230

OM Group,

   Sr. Sub. Notes, 9.25%, 2011                                                                2,817,000                2,760,660

PolyOne,

   Sr. Notes, 10.625%, 2010                                                                   1,038,000  (b)           1,017,240

Resolution Performance Products,

   Sr. Sub. Notes, 13.5%, 2010                                                                4,808,000                4,832,040

Rhodia,

   Sr. Sub. Notes, 8.875%, 2011                                                               1,558,000  (b)           1,620,320

                                                                                                                      26,475,125

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--2.2%

Bank of America Large Loan,

   Ser. 2001-FMA, Cl. A2, 6.49%, 2016                                                         5,000,000  (b)           5,667,615

Structured Asset Securities REMIC,

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          1,750,000  (b)           1,997,643

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Trizechahn Office Properties Trust,

   Ser. 2001-TZHA, Cl. A3, 6.211%, 2013                                                       3,000,000  (b)           3,380,877

                                                                                                                      11,046,135

COMMERCIAL SERVICES--1.2%

Brickman,

   Sr. Sub. Notes, 11.75%, 2009                                                               1,037,000  (b)           1,164,033

Trico Marine Services,

   Notes, 8.875%, 2012                                                                        1,552,000                1,342,480

United Rentals,

   Sr. Notes, Ser. B, 10.75%, 2008                                                            1,170,000  (c)           1,284,075

Williams Scotsman,

   Sr. Notes, 9.875%, 2007                                                                    2,568,000                2,529,480

                                                                                                                       6,320,068

CONSUMER PRODUCTS--.2%

Moore North American Finance,

   Sr. Notes, 7.875%, 2011                                                                      642,000  (b)             672,495

Playtex Products,

   Notes, 9.375%, 2011                                                                          520,000                  522,600

                                                                                                                       1,195,095

DIVERSIFIED FINANCIAL SERVICE--1.8%

Acme Intermediate Holdings/Finance,

   Sr. Secured Notes, Ser. B, 12%, 2005                                                         662,000                  676,895

Diamond,

   Notes, 10%, 2008                                                      GBP                  1,040,000  (a,c)         1,566,387

Finova,

   Notes, 7.5%, 2009                                                                          3,615,000                1,590,600

HLI Operating,

   Sr. Notes, 10.5%, 2010                                                                     1,040,000  (b,c)         1,097,200

Trump Casino Holdings/Funding,

   First Mortgage, 11.625%, 2010                                                              1,556,000  (b,c)         1,493,760

Verizon Global Funding,

   Notes, 6.75%, 2005                                                                           200,000  (b)             223,323

Williams Holdings of Delaware,

   Notes, 6.5%, 2008                                                                          2,365,000                2,317,700

                                                                                                                       8,965,865


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES--7.1%

Allegheny Energy Statutory Trust 2001:

   Secured Notes, 10.25%, 2007                                                                  188,453  (b)             185,626

   Secured Notes, 10.25%, 2007                                                                2,822,546  (b)           2,921,335

Allegheny Energy Supply,

   Bonds, 8.25%, 2012                                                                         5,134,000  (b)           4,415,240

CMS Energy,

   Sr. Notes, 9.875%, 2007                                                                    5,375,000  (c)           5,757,969

Calpine:

   Sr. Notes, 4%, 2006                                                                        4,104,000                3,714,120

   Sr. Notes, 7.625%, 2006                                                                    8,236,000  (c)           7,185,910

   Sr. Notes, 7.75%, 2009                                                                       350,000  (c)             260,750

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                 1,411,000                1,107,635

Mirant,

   Sr. Notes, 7.4%, 2004                                                                      2,606,000  (b,n)         1,954,500

Mirant Americas Generation,

   Sr. Notes, 7.625%, 2006                                                                    6,780,000  (c,n)         5,254,500

Reliant Resources,

   Secured Notes, 9.25%, 2010                                                                 3,076,000  (b)           3,106,760

                                                                                                                      35,864,345

ENTERTAINMENT--2.4%

AMC Entertainment,

   Sr. Sub. Notes, 9.5%, 2009                                                                 2,490,000                2,558,475

Argosy Gaming,

   Sr. Sub. Notes, 9%, 2011                                                                   1,768,000  (c)           1,918,280

Bally Total Fitness,

   Sr. Notes, 10.5%, 2011                                                                     1,282,000  (b)           1,288,410

   Sr. Sub. Notes, Ser. D, 9.875%, 2007                                                       1,545,000  (c)           1,417,538

Cinemark USA,

   Sr. Sub. Notes, 9%, 2013                                                                     514,000  (b)             560,260

Kerzner International,

   Sr. Sub. Notes, 8.875%, 2011                                                                 512,000                  554,880

Old Evangeline Downs,

   Sr. Secured Notes, 13%, 2010                                                                 558,000  (b)             571,950

Premier Parks,

   Sr. Notes, 9.75%, 2007                                                                       179,000  (c)             178,105

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT (CONTINUED)

Regal Cinemas,

   Sr. Sub. Notes, Ser. B, 9.375%, 2012                                                         510,000                  564,825

Six Flags,

   Sr. Notes, 9.5%, 2009                                                                        940,000  (c)             930,600

Town Sports International,

   Sr. Notes, 9.625%, 2011                                                                    1,557,000  (b)           1,634,850

                                                                                                                      12,178,173

ENVIRONMENTAL CONTROL--1.9%

Allied Waste:

   Gtd. Sr. Notes, Ser. B, 7.625%, 2006                                                       5,630,000                5,862,238

   Sr. Sub. Notes, Ser. B, 10%, 2009                                                          2,600,000  (c)           2,775,500

Synagro Technologies,

   Sr. Sub. Notes, 9.5%, 2009                                                                 1,030,000  (c)           1,107,250

                                                                                                                       9,744,988

FOOD & BEVERAGES--1.6%

Del Monte,

   Sr. Sub Notes, 8.625%, 2012                                                                1,031,000  (b)           1,098,015

Doane Pet Care,

   Notes, 10.75%, 2010                                                                        1,540,000                1,686,300

Dole Foods:

   Deb., 8.75%, 2013                                                                            780,000                  840,450

   Sr. Notes, 8.875%, 2011                                                                    1,558,000  (b)           1,659,270

Land O'Lakes,

   Sr. Notes, 8.75%, 2011                                                                     2,674,000                2,152,570

Swift & Co.,

   Sr. Notes, 10.125%, 2009                                                                     519,000  (b)             542,355

                                                                                                                       7,978,960

FOREIGN GOVERNMENTAL--.3%

Banco Nacional de Desenvolvimento
  Economico e Social,

   Bonds, Ser. 4BR, 4.75%, 2006                                          JPY                100,000,000  (a)             748,178

Province of Quebec,

   Deb., 3.3%, 2013                                                      CAD                    745,000  (a,f)           573,845

                                                                                                                       1,322,023

GAMING & LODGING--2.8%

Coast Hotels & Casinos,

   Sr. Sub. Notes, 9.5%, 2009                                                                 1,553,000  (c)           1,669,475

Extended Stay America,

   Sr. Sub. Notes, 9.875%, 2011                                                                 790,000                  853,200


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
GAMING & LODGING (CONTINUED)

MGM Grand,

   Sr. Collateralized Notes, 6.95%, 2005                                                        277,000                  290,504

Mohegan Tribal Gaming Authority,

   Sr. Sub. Notes, 8.375%, 2011                                                               1,048,000                1,139,700

Park Place Entertainment:

   Sr. Notes, 7%, 2013                                                                          518,000  (b)             556,850

   Sr. Sub. Notes, 7.875%, 2005                                                               2,348,000                2,509,425

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                3,274,000                3,126,670

Station Casinos,

   Sr. Sub. Notes, 9.875%, 2010                                                               1,026,000  (c)           1,133,730

Turning Stone Casino Entertainment,

   Sr. Notes, 9.125%, 2010                                                                    1,295,000  (b)           1,387,269

Wynn Las Vegas,

   Second Mortgage, 12%, 2010                                                                 1,490,000  (c)           1,653,900

                                                                                                                      14,320,723

HEALTH CARE--1.4%

Extendicare Health Services:

   Sr. Notes, 9.5%, 2010                                                                        658,000  (c)             694,190

   Sr. Sub. Notes, 9.35%, 2007                                                                  391,000                  374,383

Hanger Orthopedic,

   Notes, 10.375%, 2009                                                                       1,536,000                1,704,960

Province Healthcare,

   Sr. Sub. Notes, 7.5%, 2013                                                                 2,333,000  (c)           2,309,670

Tenet HealthCare:

   Notes, 7.375%, 2013                                                                        1,040,000                1,008,800

   Sr. Notes, 5%, 2007                                                                          935,000                  878,900

                                                                                                                       6,970,903

MACHINERY--.9%

National Equipment Services:

   Sr. Sub. Notes, Ser. B, 10%, 2004                                                          4,144,000  (d)             849,520

   Sr. Sub. Notes, Ser. C, 10%, 2004                                                          8,017,000  (d)           1,643,485

Terex,

   Sr. Sub. Notes, 8.875%, 2008                                                               1,900,000  (c)           1,985,500

                                                                                                                       4,478,505

MANUFACTURING--4.9%

Day International,

   Sr. Notes, Ser. B, 11.125%, 2005                                                           2,068,000                2,099,020

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MANUFACTURING (CONTINUED)

Dresser,

   Sr. Sub. Notes, 9.375%, 2011                                                               4,226,000  (c)           4,373,910

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                3,971,000  (c)           3,971,000

Jacuzzi Brands,

   Sr. Secured Notes, 9.625%, 2010                                                              512,000  (b)             512,000

J.B. Poindexter & Co.,

   Gtd. Sr. Notes, 12.5%, 2004                                                                6,625,000                5,531,875

Key Components/Finance,

   Sr. Notes, 10.5%, 2008                                                                     1,354,000                1,381,080

Tekni-Plex,

   Sr. Sub. Notes, Ser. B, 12.75%, 2010                                                         877,000  (c)             859,460

Tyco International:

   Gtd. Notes, 5.8%, 2006                                                                     1,740,000                1,805,250

   Gtd. Notes, 6.375%, 2005                                                                   4,368,000  (c)           4,575,480

                                                                                                                      25,109,075

MEDIA--7.1%

Adelphia Communications,

   Sr. Notes, 9.375%, 2009                                                                    4,179,000  (d)           2,695,455

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/9.92%, 2011                                                          1,546,000  (g)           1,024,225

   Sr. Discount Notes, 0/11.75%, 2011                                                         3,969,000  (g)           2,024,190

   Sr. Discount Notes, 0/12.125%, 2011                                                        1,544,000  (g)             719,890

   Sr. Discount Notes, 0/13.5%, 2011                                                          2,661,000  (g)           1,397,025

   Sr. Notes, 10%, 2011                                                                         657,000                  476,325

   Sr. Notes, 10.75%, 2009                                                                    7,445,000                5,807,100

Coaxial Communications of Cental Ohio,

   Sr. Notes, 10%, 2006                                                                       3,219,000                3,335,689

Gray Communications Systems,

   Sr. Sub. Notes, 9.25%, 2011                                                                  514,000  (c)             570,540

Houghton Mifflin,

   Sr. Sub. Notes, 9.875%, 2013                                                                 515,000  (b,c)           561,350

Lodgenet Entertainment,

   Sr. Sub. Deb., 9.5%, 2013                                                                  1,302,000                1,341,060

NTL,

   Deb., 11.2%, 2007                                                                          2,574,000                2,525,737

Pegasus Communications:

   Sr. Sub. Notes, Ser. B, 12.5%, 2005                                                        5,910,000                5,924,775

   Sr. Sub. Notes, Ser. B, 12.5%, 2007                                                        5,065,000  (c)           4,685,125


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
MEDIA (CONTINUED)

Spanish Broadcasting System,

   Sr. Sub. Notes, 9.625%, 2009                                                               2,596,000  (c)           2,771,230

                                                                                                                      35,859,716

MINING & METALS--1.6%

AK Steel,

   Notes, 7.75%, 2012                                                                           779,000  (c)             650,465

   Notes, 7.875%, 2009                                                                        1,415,000  (c)           1,209,825

Elgin National Industries,

   Sr. Notes, Ser. B, 11%, 2007                                                               1,175,000                  511,125

Gerdau AmeriSteel,

   Sr. Notes, 10.375%, 2011                                                                   2,599,000  (b)           2,553,518

Haynes International,

   Sr. Notes, 11.625%, 2004                                                                     881,000                  409,665

U.S. Steel,

   Sr. Notes, 10.75%, 2008                                                                    2,595,000                2,737,725

                                                                                                                       8,072,323

OIL & GAS--9.1%

Coastal,

   Sr. Deb., 6.5%, 2008                                                                      11,095,000  (c)           9,985,500

EOTT Energy Partners/Finance,

   Gtd. Sr. Notes, 11%, 2009                                                                  9,368,000  (d)           8,946,440

Hanover Equipment Trust:

   Sr. Secured Notes, Ser. A, 8.5%, 2008                                                      3,243,000  (c)           3,421,365

   Sr. Secured Notes, Ser. B, 8.75%, 2011                                                        15,000                   15,825

McMoRan Exploration,

   Sr. Notes, 6%, 2008                                                                        5,126,000  (b)           5,145,222

Nuevo Energy,

   Sr. Sub. Notes, Ser. B, 9.375%, 2010                                                       5,849,000  (c)           6,331,542

Petrobras International Finance:

   Notes, 9.125%, 2013                                                                        5,123,000                5,135,808

   Sr. Notes, 9.75%, 2011                                                                     1,090,000                1,207,175

   Sr. Notes, 9.875%, 2008                                                                    1,265,000  (c)           1,400,987

Premcor Refining:

   Sr. Notes, 9.25%, 2010                                                                     1,027,000                1,124,565

   Sr. Notes, 9.5%, 2013                                                                        962,000  (c)           1,067,820

Wiser Oil,

   Sr. Sub Notes, 9.5%, 2007                                                                  2,742,000                2,508,930

                                                                                                                      46,291,179

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
PACKAGING & CONTAINERS--2.0%

Graham Packaging,

   Sr. Sub. Notes, 8.75%, 2008                                                                1,835,000  (b,c)         1,835,000

Owens-Brockway:

   Sr. Notes, 8.25%, 2013                                                                       515,000  (b)             540,750

   Sr. Secured Notes, 7.75%, 2011                                                             1,025,000  (b)           1,089,063

   Sr. Secured Notes, 8.875%, 2009                                                              935,000                1,019,150

Pliant:

   Sr. Secured Notes, 11.125%, 2009                                                             520,000  (b)             555,100

   Sr. Sub. Notes, 13%, 2010                                                                  1,539,000  (c)           1,454,355

Riverwood International,

   Sr. Sub. Notes, 10.875%, 2008                                                              1,552,000                1,598,560

Stone Containers:

   Sr. Notes, 8.375%, 2012                                                                    1,254,000                1,351,185

   Sr. Notes, 9.75%, 2011                                                                       780,000                  858,000

                                                                                                                      10,301,163

PAPER & FOREST PRODUCTS--3.2%

Appleton Papers,

   Sr. Sub. Notes,
   Ser. B, 12.5%, 2008                                                                        1,070,000                1,203,750

Buckeye Technologies,

   Sr. Sub. Notes, 8.5%, 2005                                                                 3,335,000  (c)           3,335,000

Fort James,

   Sr. Notes, 6.625%, 2004                                                                    1,000,000                1,022,500

Georgia-Pacific:

   Sr. Notes, 7.375%, 2008                                                                    2,080,000  (b)           2,121,600

   Sr. Notes, 8.875%, 2010                                                                    8,056,000  (b)           8,781,040

                                                                                                                      16,463,890

PIPELINES--5.3%

ANR Pipeline,

   Sr. Notes, 8.875%, 2010                                                                    2,540,000  (b)           2,787,650

El Paso Production,

   Sr. Notes, 7.75%, 2013                                                                     4,706,000  (b)           4,717,765

Leviathan Gas Pipeline Partners,

   Sr. Sub. Notes, 10.375%, 2009                                                              1,888,000                2,024,880

Southern Natural Gas,

   Sr. Notes, 8.875%, 2010                                                                    2,057,000  (b,c)         2,252,415

Williams Cos:

   Notes, 6.5%, 2006                                                                          4,743,000  (c)           4,648,140

   Notes, 6.625%, 2004                                                                        1,064,000  (c)           1,069,320

   Notes, 9.25%, 2004                                                                         3,325,000                3,424,750


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
PIPELINES (CONTINUED)

Williams Cos (continued):

  Putable Asset Term Securities,

      Ser. A, 6.75%, 2006                                                                     3,658,000  (c)           3,621,420

   Sr. Notes, 8.625%, 2010                                                                    2,120,000                2,226,000

                                                                                                                      26,772,340

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--.7%

Bank of America Mortgage Securities II:

   Ser. 2001-8, Cl. B4, 6.5%, 2031                                                              280,506  (b)             291,209

   Ser. 2001-8, Cl. B5, 6.5%, 2031                                                              280,506  (b)             276,742

   Ser. 2001-8, Cl. B6, 6.5%, 2031                                                              281,159  (b)             133,550

Chase Mortgage Finance,

   Ser.1994-E, Cl. B6, 6.25%, 2010                                                              122,236  (b)              98,913

GE Capital Mortgage Services, REMIC:

   Ser. 1993-13, Cl. B5, 6%, 2028                                                               120,602  (b)              97,482

   Ser. 1994-15, Cl. B5, 6%, 2009                                                               214,203  (b)             169,585

MORSERV,

   Ser. 1996-1, Cl. B5, 7%, 2011                                                                224,103  (b)             191,048

Norwest Asset Securities,

   Ser. 1999-24, CI. B6, 7%,2029                                                                961,341  (b)             452,599

Prudential Home Mortgage Securites,

   REMIC, Ser. 1996-7, Cl. B5, 6.75%, 2011                                                      387,493  (b)             295,464

Residential Accredit Loans,

  Mortgage Asset-Backed Pass-Through Ctfs., REMIC:

      Ser. 1997-QS6, Cl.B2, 7.5%, 2012                                                           99,156  (b)              70,976

      Ser. 1997-QS6, Cl.B2, 7.5%, 2012                                                           99,408  (b)             104,947

Residential Funding Mortgage Securities I, REMIC:

   Ser 1997-S15, Cl. B2, 7%, 2027                                                               545,034                  568,161

   Ser. 1999-S13,CI. B2, 6.5%, 2029                                                             695,387                  666,699

   Ser. 2001-S13, CI. B3, 6.5%, 2016                                                            328,425                  162,012

                                                                                                                       3,579,387

RETAIL--1.3%

Buffets,

   Sr. Sub. Notes, 11.25%, 2010                                                                 515,000                  512,425

Dillards,

   Notes, 6.875%, 2005                                                                           94,000                   94,940

Hollywood Entertainment,

   Sr. Sub. Notes, 9.625%, 2011                                                               1,035,000                1,137,206

Jafra Cosmetics International,

   Sr. Sub. Notes, 10.75%, 2011                                                                 526,000  (b)             552,300

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
RETAIL (CONTINUED)

JC Penney,

   Sr. Notes, 8%, 2010                                                                        1,550,000  (c)           1,631,375

Remington Arms,

   Sr. Notes, 10.5%, 2011                                                                       387,000  (b)             406,350

Rite Aid:

   Sr. Secured Notes, 8.125%, 2010                                                            1,035,000  (b)           1,076,400

   Sr. Secured Notes, 12.5%, 2006                                                             1,025,000                1,153,125

                                                                                                                       6,564,121

STRUCTURED INDEX--5.0%

Crown Street MINTS,

   Floating Rate Part. Sec., Credit Link, 3.88%,2007                                          2,750,000  (b,e,h)       2,612,500

JP Morgan HYDI-100,

   Linked Ctf. of Deposit, 6.4%, 2008                                                        22,564,000  (b,i)        22,902,460

                                                                                                                      25,514,960

TECHNOLOGY--.7%

AMI Semiconductor,

   Sr. Sub. Notes, 10.75%, 2013                                                               2,060,000  (b)           2,338,100

Fairchild Semiconductor International,

   Sr. Sub. Notes, 10.375%, 2007                                                              1,026,000  (c)           1,084,359

                                                                                                                       3,422,459

TELECOMMUNICATIONS--9.3%

Alamosa,

   Sr. Discount Notes, 0/12.875%, 2010                                                          400,000  (g)             234,000

Alamosa Delaware,

   Sr. Notes, 13.625%, 2011                                                                     720,000  (c)             608,400

American Tower,

   Sr. Notes, 9.375%, 2009                                                                    4,881,000  (c)           4,929,810

American Tower Escrow,

   Units, 0%, 2008                                                                              510,000                  331,500

Call-Net Enterprises,

   Sr. Secured Notes, 10.625%, 2008                                                           1,000,000                  835,000

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                    1,716,000  (c)           1,793,220

DTI Holdings,

   Sr. Discount Notes, Ser.B, 0/12.5%, 2008                                                   2,375,000  (d,j)                 0

Fairpoint Communications,

   Sr. Notes, 11.875%, 2010                                                                     515,000  (b,c)           599,975

Horizon PCS,

   Sr. Notes, 13.75%, 2011                                                                    2,850,000                  555,750


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)

Insight Midwest/Insight Capital,

   Sr. Notes, 9.75%, 2009                                                                     1,040,000  (b)           1,105,000

Level 3 Communications,

   Sr. Discount Notes, 0/10.5%, 2008                                                          1,455,000  (c,g)         1,262,212

MJD Communications,

   Floating Rate Notes, Ser. B, 5.488%, 2008                                                  4,500,000  (e)           3,667,500

Metromedia Fiber Network:

   Sr. Notes, 10%, 2009                                                                       8,737,000  (d)             556,984

   Sr. Notes, 14%, 2007                                                                       3,765,000  (d)           1,694,250

   Sr. Notes, Ser. B, 10%, 2008                                                               4,290,000  (d)             273,487

Nextel Communications,

   Conv. Sub. Deb., 5.25%, 2010                                                               2,200,000                2,079,000

Nextel Partners,

   Sr. Notes, 12.5%, 2009                                                                       330,000  (c)             372,900

Northeast Optic Network,

   Sr. Notes, 12.75%, 2008                                                                    3,408,000  (d)             340,800

Pagemart Nationwide,

   Sr. Notes, 15%, 2005                                                                      13,500,000  (d)               1,350

Qwest,

   Notes, 7.2%, 2004                                                                          4,724,000                4,865,720

Qwest,

   Bank Note, Ser. A, 5.97%, 2007                                                             6,819,000  (e)           6,870,143

   Bank Note, Ser. B, 5.97%, 2007                                                             3,934,000  (e)           3,904,495

Qwest Services:

   Notes, 13.5%, 2010                                                                         2,031,000  (b)           2,305,185

   Sr. Secured Notes, 13%, 2007                                                                 200,000  (b,c)           220,000

SBA Communications,

   Sr. Notes, 10.25%, 2009                                                                    2,300,000  (c)           2,127,500

Spectrasite,

   Sr. Notes, 8.25%, 2010                                                                     1,559,000  (b,c)         1,629,155

Star Choice Communications,

   Sr. Secured Notes, 13%, 2005                                                               2,997,000                3,214,282

US West Capital Funding,

   Notes, 6.25%, 2005                                                                         1,085,000  (c)           1,009,050

                                                                                                                      47,386,668

TEXTILES & APPARREL--.4%

Levi Strauss & Co.,

   Sr. Notes, 12.25%, 2012                                                                      353,000  (c)             295,637

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
TEXTILES & APPARREL (CONTINUED)

Simmons,

   Sr. Sub. Notes, Ser. B, 10.25%, 2009                                                       1,735,000                1,865,125

                                                                                                                       2,160,762

TRANSPORTATION--.1%

TFM,

   Sr. Notes, 10.25%, 2007                                                                      467,000                  478,675

U.S. GOVERNMENT--8.5%

U.S. Treasurey Notes:

   1.125%, 6/30/2005                                                                          6,747,000                6,723,811

   2%, 5/15/2006                                                                             35,946,000  (c)          36,339,177

                                                                                                                      43,062,988

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--.0%

Federal Home Loan Mortgage Corp.,

  REMIC, Gtd. Multiclass Mortgage Participation Ctfs.,

  (Interest Only Obligation):

      Ser. 2288, Cl. IO, 6.5%, 1/15/2027                                                      1,040,305  (k)               9,922

      Ser. 2360, Cl. TI, 6.5%, 7/15/2026                                                         69,054  (k)                  55

Federal National Mortgage Association,

  REMIC Trust, Gtd. Pass-Through Cfts.,

  (Interest Only Obligation):

      Ser. 2001-69, Cl. IQ, 6%, 6/25/2023                                                     4,948,707  (k)              52,020

      Ser. 2001-69, Cl. QI, 6%, 10/25/21                                                      1,074,045  (k)               6,132

      Ser. 2001-74, Cl. NI, 6%, 2/25/2021                                                     8,275,000  (k)              59,151

                                                                                                                         127,280

TOTAL BONDS AND NOTES
   (cost $521,251,344)                                                                                               476,774,867

PREFERRED STOCKS--3.6%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICE--.1%

Williams Holdings Of Delaware,

   Cum. Conv., 2.75%                                                                              7,800  (b)             421,200

MEDIA--2.7%

CSC Holdings,

   Ser. H, Cum. $117.50                                                                          67,320                6,933,960

Paxson Communications:

   Cum., $1,325                                                                                     .22                    2,169

   Cum. Conv., $975                                                                                 795  (b)           6,833,302

                                                                                                                      13,769,431


PREFERRED STOCKS (CONTINUED)                                                                      Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
MINING & METALS--.8%

Kaiser Group Holdings,

   Cum., $3.85                                                                                   93,536                4,195,090

TELECOMMUNICATIONS--.0%

Adelphia Business Solutions,

   Ser. B, Cum., $128.75                                                                          1,663                     824

TOTAL PREFERRED STOCKS
   (cost $17,745,902)                                                                                                 18,386,545

COMMON STOCKS--2.4%
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICE--.0%

Ono Finance, (warrants)                                                                           1,000  (l)                  10

MINING & METALS--.0%

Kaiser Group Holdings (rights)                                                                  202,510  (j,l,p)               0

Imperial Credit Industries (warrants)                                                               181  (j,l)                 0

                                                                                                                               0

OIL & GAS EXPLORATION--.5%

EXCO Resources                                                                                  148,868                2,666,226

TELECOMMUNICATIONS--.0%

American Tower (warrants)                                                                           510  (l)              63,475

Loral Cyberstar (warrants)                                                                      164,345  (l)               1,643

Stellex Aerostructures                                                                              429  (j,l)                 0

                                                                                                                          65,118

TEXTILES & APPARREL--1.9%

HCI Direct, Cl. A                                                                               910,714  (j,l,o,p)     9,805,658

TOTAL COMMON STOCKS
   (cost $13,051,317)                                                                                                 12,537,012

OTHER INVESTMENTS--.3%
------------------------------------------------------------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       447,667  (m)             447,667

Dreyfus Institutional Cash Advantage Plus Fund                                                  447,667  (m)             447,667

Dreyfus Institutional Preferred Plus Money Market Fund                                          447,666  (m)             447,666

TOTAL OTHER INVESTMENTS
   (cost $1,343,000)                                                                                                   1,343,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS--.3%                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

..9%, 9/25/2003                                                                                  557,000                  555,897

..92, 12/18/2003                                                                                 557,000                  554,560

1.06%, 8/14/2003                                                                                200,000                  199,812

TOTAL SHORT-TERM INVESTMENTS
   (cost $1,310,114)                                                                                                   1,310,269

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--26.1%                                                                  Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund
   (cost $132,276,774)                                                                      132,276,774              132,276,774
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $686,978,451)                                                             126.6%              642,628,467

LIABILITES, LESS CASH AND RECEIVABLES                                                           (26.6%)            (134,978,447)

NET ASSETS                                                                                       100.0%              507,650,020

(A) PRINCIPAL AMOUNT STATED IN U.S DOLLARS UNLESS OTHERWISE NOTED.

    CAD--CANADIAN DOLLARS

    GBP--GREAT BRITAIN POUND STERLING

    JPY--JAPANESE YEN

(B)   SECURITIES EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
      OF 1933.  THESE  SECURITIES  MAY BE RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
      REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT JUNE 30,
      2003, THESE SECURITIES AMOUNTED TO $121,637,491 OR 24.0% OF NET ASSETS.

(C)   ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT JUNE 30, 2003,  THE
      TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS  $127,418,990  AND
      THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $132,276,774.

(D)   NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(E)   VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(F)   PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS PERIODICALLY  ADJUSTED BASED ON
      CHANGES TO THE CANADIAN CONSUMER PRICE INDEX.

(G)   ZERO COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
      BECOMES EFFECTIVE UNTIL MATURITY.

(H)   CREDIT LINKED NOTES.

(I)   SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(J)   THE VALUE OF THESE  SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE
      DIRECTION OF THE BOARD OF TRUSTEES.

(K)   NOTIONAL FACE AMOUNT SHOWN.

(L)   NON-INCOME PRODUCING SECURITY.

(M)   INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 2(C)

(N)   SUBSEQUENT TO JUNE 30, 2002, THESE SECURITIES BECAME NON-INCOME PRODUCING.

(O)   INVESTMENTS IN NON-CONTROLLED AFFILIATES (COST $9,805,658)--SEE NOTE 1(D).

(P)   SECURITY  RESTRICTED  AS TO  PUBLIC  RESALE.  INVESTMENT  IS A  RESTRICTED
      SECURITY, WITH A VALUE OF $9,805,658 REPRESENTS 1.9% OF NET ASSETS;




                                                 Acquisition           Purchase             Percentage of
Issuer                                                  Date          Price ($)             Net Assets (%)          Valuation ($)
------------------------------------------------------------------------------------------------------------------------------------

HCI Direct, Cl. A                                  6/20/2002              10.767                       1.9                 10.767

Kaiser Group Holding (rights)                      6/26/2001                  --                        --                     --




STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments (including securities
   loaned valued at $127,418,990)--Note 1(c)           686,978,451  642,628,467

Receivable for investment securities sold                            29,402,470

Interest and dividends receivable                                     8,534,846

Receivable for shares of Beneficial Interest subscribed               1,248,024

Prepaid expenses                                                         60,914

                                                                    681,874,721

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   566,292

Cash overdraft due to Custodian                                       2,097,044

Liability for securities loaned--Note 1(c)                          132,276,774

Payable for investment securities purchased                          37,849,364

Payable for shares of Beneficial Interest redeemed                    1,323,615

Payable to broker for swap closed                                        11,620

Payable for futures variation margin--Note 3                              8,996

Unrealized depreciation on swaps                                          9,633

Interest payable                                                            166

Accrued expenses and other liabilities                                   81,197

                                                                    174,224,701

NET ASSETS ($)                                                      507,650,020
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     959,163,750

Accumulated distributions in excess of investment income--net       (1,249,916)

Accumulated net realized gain (loss) on investments               (405,905,783)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions
  [including ($9,633) net unrealized depreciation
  on swap transactions]                                            (44,358,031)

NET ASSETS ($)                                                      507,650,020

NET ASSET VALUE PER SHARE



                                                            Class A              Class B               Class C              Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                          161,533,656           264,618,347            80,289,449            1,208,568

Shares Outstanding                                       22,636,076            37,075,915             11,242,455             169,445
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                  7.14                  7.14                   7.14               7.13

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                             The Fund



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            23,057,353

Dividends                                                              892,312

Income from securities lending                                          55,599

TOTAL INCOME                                                        24,005,264

EXPENSES:

Management fee--Note 2(a)                                            1,603,395

Distribution and service fees--Note 2(b)                             1,442,878

Interest expense--Note 4                                                 9,993

Miscellaneous                                                           28,414

TOTAL EXPENSES                                                       3,084,680

INVESTMENT INCOME--NET                                              20,920,584

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and
  foreign currency transations                                    (14,009,364)

Net realized gain (loss) on financial futures                      (6,734,643)

Net realized gain (loss) on swaps                                    3,624,301

Net realized gain (loss) on options transactions                       324,792

Net realized gain (loss) on forward currency
  exchange contracts                                                 (439,306)

NET REALIZED GAIN (LOSS)                                          (17,234,220)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions [including ($679,079)
  net unrealized depreciation on financial futures]                 78,356,515

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              61,122,295

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                82,042,879

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         20,920,584          43,227,622

Net realized gain (loss) on investments      (17,234,220)        (101,467,013)

Net unrealized appreciation (depreciation)
   on investments                             78,356,515          (22,843,235)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  82,042,879          (81,082,626)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (7,311,806)         (11,118,607)

Class B shares                               (12,030,662)         (26,792,918)

Class C shares                                (3,307,828)          (6,883,534)

Class R shares                                   (48,690)             (13,814)

TOTAL DIVIDENDS                              (22,698,986)         (44,808,873)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 72,082,175          85,944,475

Class B shares                                 23,059,321          26,522,601

Class C shares                                 14,584,119          13,497,371

Class R shares                                  2,053,988               6,259

Net assets received in connection with
   reorganization--Note 1                            --            39,728,468

Dividends reinvested:

Class A shares                                  3,433,716           4,151,558

Class B shares                                  3,503,809           7,525,662

Class C shares                                  1,078,656           2,200,814

Class R shares                                     48,690              10,778

Cost of shares redeemed:

Class A shares                               (54,417,640)         (71,442,894)

Class B shares                               (23,553,877)         (70,346,584)

Class C shares                                (6,372,663)         (22,865,878)

Class R shares                                (1,130,056)                 (10)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           34,370,238            14,932,620

TOTAL INCREASE (DECREASE) IN NET ASSETS       93,714,131          (110,958,879)

NET ASSETS ($):

Beginning of Period                           413,935,889          524,894,768

END OF PERIOD                                 507,650,020          413,935,889

Undistributed (distributions in excess of)
   investment income--net                      (1,249,916)             528,486

                                                                    The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                    10,673,883            9,246,589

Shares issued in connection
   with reorganization--Note 1                         --            5,594,189

Shares issued for dividends reinvested            507,744              606,353

Shares redeemed                                (7,947,529)         (10,511,842)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,234,098            4,935,289

CLASS B(A)

Shares sold                                     3,429,607            4,016,337

Shares issued in connection
   with reorganization--Note 1                        --               827,388

Shares issued for dividends reinvested            520,065            1,086,636

Shares redeemed                                (3,513,207)         (10,319,998)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     436,465           (4,389,637)

CLASS C

Shares sold                                     2,157,561            1,991,518

Shares issued in connection
   with reorganization--Note 1                        --               334,407

Shares issued for dividends reinvested            159,761              317,632

Shares redeemed                                  (950,667)          (3,345,264)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,366,655             (701,707)

CLASS R

Shares sold                                       305,048                 182

Shares issued for dividends reinvested              7,145               1,550

Shares redeemed                                 (160,924)                  (2)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     151,269                1,730

(A) DURING THE PERIOD ENDED JUNE 30, 2003, 141,348 CLASS B SHARES REPRESENTING $978,148 WERE AUTOMATICALLY CONVERTED TO 141,360 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 2002, 73,242 CLASS B SHARES REPRESENTING $488,951 WERE AUTOMATICALLY CONVERTED TO 73,242 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                           Six Months Ended                        Year Ended December 31,
                                              June 30, 2003         ----------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         2002         2001(a)         2000         1999         1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                6.28          7.94          8.95          10.45         11.33        12.46

Investment Operations:

Investment income--net                                 .32(b)        .68(b)        .84(b)        1.07          1.12         1.15

Net realized and unrealized
   gain (loss) on investments                          .88         (1.62)         (.96)         (1.47)         (.90)       (1.14)

Total from Investment Operations                      1.20          (.94)         (.12)          (.40)          .22          .01

Distributions:

Dividends from
   investment income--net                             (.34)         (.72)         (.89)          (1.10)       (1.10)       (1.14)

Net asset value, end of period                        7.14          6.28          7.94            8.95        10.45        11.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                  19.60(d)     (12.19)        (1.62)          (4.26)        1.99         (.10)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                               .96(e)       .95            .95             .95          .95          .95

Ratio of interest expense
   to average net assets                               .00(e,f)     .01            .01             .01          .01          .02

Ratio of net investment income
   to average net assets                              9.48(e)      10.05          9.91           10.80        10.19         9.55

Portfolio Turnover Rate                             157.22(d)     340.47        158.92           26.76        40.79        45.34
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     161,534       121,775       114,886         132,652      106,959      147,131

(A)   AS  REQUIRED,  EFFECTIVE  JANUARY  1,  2001,  THE  FUND  HAS  ADOPTED  THE
      PROVISIONS  OF  THE  AICPA  AUDIT  AND  ACCOUNTING  GUIDE  FOR  INVESTMENT
      COMPANIES  AND  BEGAN  AMORTIZING  DISCOUNT  OR  PREMIUM  ON FIXED  INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST  INCOME.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
      31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.06, INCREASE
      NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.06,
      AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM
      10.52% TO 9.91%. PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
      PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS CHANGE IN
      PRESENTATION.

(B)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)   EXCLUSIVE OF SALES CHARGE.

(D)   NOT ANNUALIZED.

(E)   ANNUALIZED.

(F)   AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                     The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)



                                          Six Months Ended                         Year Ended December 31,
                                              June 30, 2003         ----------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         2002         2001(a)        2000          1999        1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                6.28          7.94          8.95         10.45          11.33         12.46

Investment Operations:

Investment income--net                                 .30(b)        .66(b)        .80(b)       1.02           1.06          1.09

Net realized and unrealized
   gain (loss) on investments                          .89         (1.64)         (.96)        (1.47)          (.89)        (1.14)

Total from Investment Operations                      1.19          (.98)         (.16)         (.45)           .17          (.05)

Distributions:

Dividends from
   investment income--net                             (.33)         (.68)         (.85)        (1.05)         (1.05)        (1.08)

Net asset value, end of period                        7.14          6.28          7.94          8.95          10.45         11.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                  19.33(d)     (12.64)        (2.10)        (4.74)          1.48         (.61)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                              1.47(e)       1.45          1.45          1.45           1.45          1.45

Ratio of interest expense
   to average net assets                               .00(e,f)      .01           .01           .01            .01           .02

Ratio of net investment income
   to average net assets                              9.02(e)       9.41          9.42         10.32           9.70          9.02

Portfolio Turnover Rate                             157.22(d)     340.47        158.92         26.76          40.79         45.34
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     264,618       230,011       325,834       403,702        562,605       551,415

(A)   AS  REQUIRED,  EFFECTIVE  JANUARY  1,  2001,  THE  FUND  HAS  ADOPTED  THE
      PROVISIONS  OF  THE  AICPA  AUDIT  AND  ACCOUNTING  GUIDE  FOR  INVESTMENT
      COMPANIES  AND  BEGAN  AMORTIZING  DISCOUNT  OR  PREMIUM  ON FIXED  INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST  INCOME.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
      31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.05, INCREASE
      NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.05,
      AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM
      10.03% TO 9.42%. PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
      PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS CHANGE IN
      PRESENTATION.

(B)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)   EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)   ANNUALIZED.

(F)   AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.



                                           Six Months Ended                                Year Ended December 31,
                                              June 30, 2003        -----------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)         2002         2001(a)         2000         1999        1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                6.28          7.95          8.96         10.45          11.33         12.47

Investment Operations:

Investment income--net                                 .29(b)        .64(b)        .78(b)       1.01           1.04          1.06

Net realized and unrealized
   gain (loss) on investments                          .89         (1.65)         (.96)        (1.47)          (.90)        (1.15)

Total from Investment Operations                      1.18         (1.01)         (.18)         (.46)           .14          (.09)

Distributions:

Dividends from
   investment income--net                             (.32)         (.66)         (.83)        (1.03)         (1.02)        (1.05)

Net asset value, end of period                        7.14          6.28          7.95          8.96          10.45         11.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                  19.18(d)     (12.97)        (2.23)        (4.96)          1.23          (.93)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                              1.72(e)       1.70          1.70          1.70           1.70          1.70

Ratio of interest expense
   to average net assets                               .00(e,f)      .01           .01           .01            .01           .02

Ratio of net investment income
   to average net assets                              8.80(e)       9.17          9.17         10.09           9.45          8.77

Portfolio Turnover Rate                             157.22(d)     340.47        158.92         26.76          40.79         45.34
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      80,289        62,036        84,044       105,167        170,011       204,184

(A)   AS  REQUIRED,  EFFECTIVE  JANUARY  1,  2001,  THE  FUND  HAS  ADOPTED  THE
      PROVISIONS  OF  THE  AICPA  AUDIT  AND  ACCOUNTING  GUIDE  FOR  INVESTMENT
      COMPANIES  AND  BEGAN  AMORTIZING  DISCOUNT  OR  PREMIUM  ON FIXED  INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST  INCOME.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
      31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.05, INCREASE
      NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.05,
      AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM
      9.78% TO 9.17%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
      PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS CHANGE IN
      PRESENTATION.

(B)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)   EXCLUSIVE OF SALES CHARGE.

(D)   NOT ANNUALIZED

(E)   ANNUALIZED.

(F)  AMOUNT REPRESENTS LESS THAN .01%.




SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                           Six Months Ended                                 Year Ended December 31,
                                              June 30, 2003        -----------------------------------------------------------------
CLASS R SHARES                                  (Unaudited)         2002         2001(a)        2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                6.28          7.94          8.95         10.44          11.32         12.45

Investment Operations:

Investment income--net                                 .36(b)        .70(b)        .86(b)       1.16           1.05          1.25

Net realized and unrealized
   gain (loss) on investments                          .84         (1.64)         (.96)        (1.52)          (.80)        (1.21)

Total from Investment Operations                      1.20          (.94)         (.10)         (.36)           .25           .04

Distributions:

Dividends from
   investment income--net                             (.35)         (.73)         (.91)        (1.13)         (1.13)        (1.17)

Net asset value, end of period                        7.13          6.27          7.94          8.95          10.44         11.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     19.54(c)     (11.99)        (1.26)        (4.02)          2.24           .14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                              .71(d)         .70           .70           .70            .70           .70

Ratio of interest expense
   to average net assets                              .00(d,e)       .00(e)        .01           .01            .01           .03

Ratio of net investment income
   to average net assets                            10.12(d)       10.08         10.19         11.01          10.65         10.41

Portfolio Turnover Rate                            157.22(c)      340.47        158.92         26.76          40.79         45.34
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       1,209          114           131            143            329           127

(A)   AS  REQUIRED,  EFFECTIVE  JANUARY  1,  2001,  THE  FUND  HAS  ADOPTED  THE
      PROVISIONS  OF  THE  AICPA  AUDIT  AND  ACCOUNTING  GUIDE  FOR  INVESTMENT
      COMPANIES  AND  BEGAN  AMORTIZING  DISCOUNT  OR  PREMIUM  ON FIXED  INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST  INCOME.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
      31,  2001 WAS TO  DECREASE  NET  INVESTMENT  INCOME  PER SHARE BY $.05 AND
      INCREASE NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS PER SHARE
      BY $.05,  AND DECREASE THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET
      ASSETS FROM 10.80% TO 10.19%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA
      FOR  PERIODS  PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN  RESTATED  TO REFLECT
      THIS CHANGE IN PRESENTATION.

(B)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)   NOT ANNUALIZED.

(D)  ANNUALIZED.

(E)   AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier Limited Term High Yield Fund (the "fund" ) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund' s investment manager. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On October 30, 2002 (the  "Closing  Date"),  pursuant to an Agreement  and
Plan of Reorganization previously approved by the fund's Board of Trustees, substantially all of the assets, subject to the liabilities, of the Dreyfus Premier Fixed Income Funds-Dreyfus Premier High Yield Securities Fund, were transferred to the fund in exchange for shares of Beneficial Interest of the fund in equal value. Class A and Class T shares were converted to Class A shares of the fund. The fund's net asset values for Class A, Class B, Class C and Class R shares, respectively, on the closing date were $5.88, $5.88, $5.89 and $5.88 per share, and a total of 5,594,189, 827,388 and 334,407 shares for Class A, Class B and Class C shares respectively, representing net assets for Class A, Class B and Class C shares, respectively of $32,897,104, $4,860,934 and $1,970,430 [including for Class A, Class B and Class C shares, respectively, ($22,574,464), $1,877,849 and $644,437 net unrealized appreciation/(depreciation) on investments], were issued to Dreyfus Premier High Yield Securities Fund' s shareholders in the exchange. The exchange was a tax free event to shareholders.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, options, swap transactions and financial futures) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, other than U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures, and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Issuers in which the fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended June 30, 2003:


                                             Shares
                             ----------------------------------------------------------------

                             Beginning                                           End of              Dividend      Market Value ($)
Name of issuer               of Period    Purchases          Sales               Period             Income ($)
HCI Direct, Cl. A              910,714          --              --              910,714                 --                9,805,658


(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security's price to fall, potentially lowering the fund' s share price. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.


(f) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $378,978,044 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $1,959,797 of the carryover expires in fiscal 2005, $18,246,245 expires in fiscal 2006, $42,732,799 expires in fiscal 2007, $46,414,386 expires in fiscal 2008, $139,308,651 expires in fiscal 2009 and $130,316,166 expires in fiscal 2010. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the fund' s merger with Dreyfus Premier High Yield Securities Fund may apply.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income $44,808,873. The tax character of current year distributions will be determined at the end of the current fiscal year.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.


During the period ended June 30, 2003, the Distributor retained $28,084 from commissions earned on sales of the fund's Class A shares and $316,885 and $3,879 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Distribution and service plan: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to .25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .. 50% and .75% of the value of the average daily net assets of Class B and Class C shares, respectively. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended June 30, 2003, Class A, Class B and Class C shares were charged $179,065, $611,412 and $260,021, respectively, pursuant to their respective Plans. During the period ended June 30, 2003, Class B and Class C shares were charged $305,706 and $86,674, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

(c) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended June 30, 2003, the fund derived $100,832 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward currency exchange contracts, options transactions and swap transactions during the period ended June 30, 2003, amounted to $715,783,298 and $688,551,413, respectively.

The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial mar-

gin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2003, there were no financial futures contracts outstanding.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 2003, there were no open forward currency exchange contracts.

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

In addition, the following summarizes open credit default swap agreements at June 30, 2003:



                                                                 Unrealized
Notional Amount ($)                          Description  (Depreciation) ($)
--------------------------------------------------------------------------------

5,000,000                  Agreement with Merrill Lynch               (9,633)

                      terminating June 3, 2008 to pay a

                     fixed rate of 2.68% and receive if

                positive (pay if negative) the notional

                 amount as a result of interest payment

               default totaling $1,000,000 or principal

                  payment default of $10,000,000 on the

                      Russian Federation, 5%, 3/31/2030

Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are market-to-market daily and the charge, if any is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At  June  30,  2003,  accumulated net unrealized depreciation on investments was
$44,349,984,   consisting  of  $27,097,991  gross  unrealized  appreciation  and
$71,447,975 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 4--Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2003 was approximately $1,208,800 with a related weighted average annualized interest rate of 1.67%.

                                                             The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:



                                                                                                      Shares
                                                                  ------------------------------------------------------------------
                                                                                   For               Against           Abstained
                                                                   -----------------------------------------------------------------

To change the fund's investment objective                                   25,275,982             2,661,402            2,238,813




                   For More Information

                        Dreyfus Premier
                        Limited Term
                        High Yield Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  029SA0603


      Dreyfus Premier
      Managed Income Fund

      SEMIANNUAL REPORT June 30, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(TM)

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            17   Statement of Options Written

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            22   Financial Highlights

                            26   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                            Managed Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Managed Income Fund covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Kent Wosepka, a portfolio manager and member of the fixed-income team that manages the fund.

Bonds continued to rally during the first half of 2003, with prices driven higher by a combination of declining interest rates and improving investor sentiment. Most notably, corporate bonds rose sharply as companies paid down debt, trimmed expenses and adopted more rigorous standards of corporate governance in the wake of last year's high-profile accounting scandals. However, the bond market' s strong performance over the past several years has had a downside: yields on some types of bonds are hovering near historical lows. For many investors, maintaining a steady stream of current income has been a challenge.

What should an income-oriented investor do now? While we believe that bonds continue to represent an important component of a well-balanced investment portfolio, your financial advisor may be in the best position to recommend the income strategies that are right for you in today's low interest-rate environment.

Thank you for your continued confidence and support.

Sincerely,



/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF FUND PERFORMANCE

Kent Wosepka, Portfolio Manager

HOW DID DREYFUS PREMIER MANAGED INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the six-month period ended June 30, 2003, Dreyfus Premier Managed Income Fund achieved total returns of 4.20% for Class A shares, 3.81% for Class B shares, 3.81% for Class C shares and 4.32% for Class R shares.(1) In comparison, the fund's benchmark, the Lehman Brothers Aggregate Bond Index, produced a total return of 3.93% for the same period.(2)

Interest rates continued to decline during the reporting period, causing the bond market to post generally strong results. The fund's Class A shares produced a higher return than that of the benchmark, primarily because of greater than average exposure to BBB-quality and below investment-grade corporate bonds, as well as a timely investment in Treasury Inflation-Protected Securities (TIPS).

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund invests at least 65% of its total assets in United States government debt and investment-grade corporate debt obligations. The fund also normally invests at least 65% of its total assets in debt obligations having effective maturities of 10 years or less. We do not attempt to match the sector percentages of any index, nor do we attempt to predict the direction of interest rates by substantially altering the fund's sensitivity to changes in rates. Instead, the heart of our investment process is selecting individual securities that possess a combination of superior fundamentals and attractive relative valuations.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Falling interest rates represented a primary influence on the fund's returns during the reporting period. There are three primary reasons interest rates declined. First, in late June, the Federal Reserve Board (the "Fed") reduced the federal funds rate from 1.25% to 1% and indi-

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

cated that it was likely to keep rates low for the foreseeable future. Although changes in the yield of 10-year U.S. Treasury securities is considered a better indicator for the long-term bond market, intermediate- and long-term bond yields often move in the same direction as the federal funds rate. Second, the U.S. economy, though projected to improve in the second half of 2003, did not show strength during the reporting period, with the Gross Domestic Product posting an anemic 1.4% annualized growth rate for the first quarter. Third, inflationary pressures have eased, peaking in the first quarter with high oil prices but subsequently declining as the fighting in Iraq wound down. Indeed, the Fed has indicated that it is more concerned about the economy sinking into recession and deflation than it is about inflation.

In this environment, the fund's performance was enhanced by its investment in lower-rated, but investment-grade, corporate bonds, which rallied amid hopes for an economic recovery in the second half of 2003. The fund invested a significant percentage of its assets in triple-B-rated corporate bonds, the lowest-quality securities still considered investment grade by the national credit-rating agencies. In addition, the fund invested in non-investment-grade bonds, also known as high-yield securities, which also performed well. Both categories of corporate bonds also benefited as a number of issuers paid down debt and strengthened their accounting and corporate oversight practices. In particular, the fund has benefited from price appreciation in bonds issued by regional banking and selected telecommunications companies while avoiding bonds of automobile and airline companies.

The fund' s investments in TIPS also proved to be rewarding. These securities, which are backed by the full faith and credit of the U.S. government, make interest payments that rise and fall with the inflation rate. As the war with Iraq approached in early 2003, we thought that inflation might rise as oil prices surged. When the Consumer Price Index rose, the fund's holdings of TIPS became more valuable. After the fighting in Iraq subsided, oil prices fell, and we sold TIPS on the belief that inflation would moderate.


On the other hand, the fund's holdings of mortgage-backed securities generally detracted from its performance, as the declining interest-rate environment encouraged a record number of homeowners to prepay their mortgages, effectively returning principal to bondholders and reducing returns.

WHAT IS THE FUND'S CURRENT STRATEGY?

At the end of the reporting period, we reduced the fund's exposure to high-yield bonds because we believe that they have already achieved substantial returns, and future gains, if any, are likely to be smaller. On the other hand, we increased our investments in Europe to 12% of the fund's net assets. European bond markets currently look intriguing, particularly since interest rates are much higher there and, in our view, have room to fall. Unlike the United States, members of the European Union are prohibited from stimulating their economies by running budget deficits. Therefore, we believe that interest rates are likely to decline in Europe to boost its economies, and that the European Central Bank, which has the power to reduce interest rates, will be under increasing pressure to follow the example set by the Federal Reserve Board in the United States.

July 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)





                                                                                                 Principal
BONDS AND NOTES--104.9%                                                                          Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ADVERTISING--.1%

Lamar Media,

   Sr. Sub. Notes, 7.25%, 2013                                                                   30,000                   31,950

RH Donnelley Financial:

   Sr. Notes, 8.875%, 2010                                                                       15,000  (b)              16,650

   Sr. Sub. Notes, 10.875%, 2012                                                                 30,000  (b)              35,100

                                                                                                                          83,700

AIRCRAFT & AEROSPACE--.4%

Raytheon,

   Notes, 8.2%, 2006                                                                            215,000                  248,209

ASSET-BACKED CTFS./AUTO LOANS--1.1%

AmeriCredit Automobile Receivables Trust,

   Ser. 2000-D, Cl. A4, 1.328%, 2007                                                            110,000  (c)             110,200

Toyota Auto Receivables Owner Trust:

   Ser. 2001-B, Cl. A4, 1.28%, 2007                                                             210,000  (c)             210,153

   Ser. 2002-C, Cl. A2, 1.2%, 2005                                                              420,000  (c)             420,149

                                                                                                                         740,502

ASSET-BACKED CTFS./CREDIT CARDS--5.6%

Capital One Master Trust:

   Ser. 1998-4, Cl. A, 5.43%, 2007                                                              195,000                  198,082

   Ser. 2000-5 Cl. B, 1.482%, 2006                                                              680,000  (c)             680,734

Capital One Multi-Asset Execution Trust,

   Ser. 2003-B2, Cl. B2, 3.5%, 2009                                                              85,000                   85,213

Chase Credit Card Master Trust,

   Ser. 2001-3, Cl. A, 1.177%, 2006                                                             975,000  (c)             975,460

Discover Card Master Trust I,

   Ser. 1995-1, Cl. A, 1.46%, 2007                                                              660,000  (c)             661,631

First USA Credit Card Master Trust,

   Ser. 1996-6, Cl. A, 1.25%, 2006                                                              175,000  (c)             175,097

MBNA Master Credit Card Trust:

   Ser. 1996-K, Cl. A, 1.237%, 2006                                                             675,000  (c)             675,499

   Ser. 1999-C, Cl. C, 1.907%, 2006                                                             160,000  (c)             160,203

                                                                                                                       3,611,919

ASSET-BACKED CTFS./HOME EQUITY LOANS--.5%

CitiFinancial Mortgage Securities,

   Ser. 2003-2, Cl. AV1, 1.128%, 2033                                                           305,000  (c)             305,000

ASSET-BACKED CTFS./MANUFACTURED HOMES--.1%

Vanderbilt Mortgage Finance,

   Ser. 1999-A, Cl. 1A6, 6.75%, 2029                                                             80,000                   78,760


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--.4%

General Motors:

   Deb., 8.375%, 2033                                                                           150,000                  147,647

   Discount Deb., 0/7.75%, 2036                                                                 180,000  (d)              54,573

   Notes, 7.2%, 2011                                                                             60,000                   60,563

                                                                                                                         262,783

BANKING--2.7%

City National,

   Sr. Notes, 5.125%, 2013                                                                       75,000                   77,327

First National Bank of Boston,

   Sub. Notes, 7.375%, 2006                                                                     458,000                  525,487

National City,

   Sub. Notes, 6.875%, 2019                                                                     155,000                  183,398

National Westminster Bank,

   Sub. Notes, 7.375%, 2009                                                                     320,000                  392,913

Nordea Bank of Sweden,

   Sub. Notes, 5.25%, 2012                                                                      320,000  (b)             346,915

St. George Bank,

   Sub. Notes, 7.15%, 2007                                                                       75,000  (b)              83,269

Union Planters Banks,

   Notes, 5.125%, 2007                                                                          150,000                  161,704

                                                                                                                       1,771,013

BUILDING & CONSTRUCTION--.3%

American Standard,

   Gtd. Sr. Notes, 7.375%, 2008                                                                  40,000                   44,400

NVR,

   Gtd. Sr. Notes, 8%, 2005                                                                     125,000                  130,625

                                                                                                                         175,025

CABLE/MEDIA--1.2%

British Sky Broadcasting,

   Gtd. Sr. Notes, 8.2%, 2009                                                                   175,000                  207,679

Comcast,

   Bonds, 7.05%, 2033                                                                            50,000                   55,752

Comcast Cable Communications,

   Sr. Notes, 6.75%, 2011                                                                        60,000                   68,997

DirecTV Holdings/Finance,

   Sr. Notes, 8.375%, 2013                                                                       50,000  (b)              56,000

News America,

   Gtd. Sr. Deb., 8%, 2016                                                                      160,000                  204,459

                                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE/MEDIA (CONTINUED)

Rogers Cable,

   Notes, 6.25%, 2013                                                                            75,000                   75,188

Univision Communications,

   Gtd. Notes, 7.85%, 2011                                                                       95,000                  113,250

                                                                                                                         781,325

CHEMICALS--.7%

CK Witco,

   Sr. Notes, 8.5%, 2005                                                                        395,000                  416,725

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--4.8%

CS First Boston Mortgage Securities,

   Ser. 2001-CF2, Cl. A4, 6.505%, 2034                                                          230,000                  267,870

Calwest Industrial Trust,

   Ser. 2002-CALW, Cl. A, 6.127%, 2017                                                          125,000                  141,825

Chase Commercial Mortgage Securities:

   Ser. 1997-2, Cl. C, 6.6%, 2029                                                                40,000                   45,658

   Ser. 1998-1, Cl. A2, 6.56%, 2030                                                             200,000                  229,444

DLJ Commercial Mortgage,

   Ser. 1999-CG1, Cl. A1A, 6.08%, 2032                                                          139,922                  151,378

First Chicago/Lennar Trust,

   Ser. 1997-CHL1, Cl. D, 7.975%, 2039                                                          275,000  (b)             282,605

GMAC Commerical Mortgage Securities,

   Ser. 1996-C1, Cl. F, 7.86%, 2006                                                             250,000  (b)             260,233

Merrill Lynch Mortgage Investors,

   Ser. 1996-C2, Cl. B, 6.96%, 2028                                                             120,000                  134,582

Morgan (J.P) Commercial Mortgage Finance,

   Ser. 1997-C5, Cl. A3, 7.088%, 2029                                                           170,000                  194,510

Morgan Stanley Capital I:

   Ser. 1998-WFI, Cl. A2, 6.55%, 2030                                                           235,000                  268,947

   Ser. 1999-CAM1, Cl. A4, 7.02%, 2032                                                           70,000                   82,863

   Ser. 1999-RM1, Cl. A2, 6.71%, 2031                                                           200,000                  233,379

Morgan Stanley Dean Witter Capital I:

   Ser. 2001-IQA, Cl. A1, 4.57%, 2032                                                           291,981                  307,239

   Ser. 2001-PPM, Cl. A3, 6.54%, 2031                                                           250,000                  287,593

   Ser. 2002-TOP7, Cl. A1, 5.38%, 2039                                                          167,785                  182,788

Structured Asset Mortgage Investments,

   Ser. 1998-2, Cl. B, 6.75%, 2030                                                               64,354                   64,081

                                                                                                                       3,134,995

COMMERCIAL SERVICES--.9%

Aramark Services,

   Gtd. Sr. Notes, 7%, 2007                                                                     500,000                  557,151


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER--.1%

Scotts,

   Gtd. Sr. Notes, 8.625%, 2009                                                                  65,000                   69,875

ENVIRONMENTAL--1.5%

Allied Waste:

   Gtd. Sr. Notes, Ser. B, 7.375%, 2004                                                          30,000                   30,675

   Gtd. Sr. Notes, Ser. B, 7.625%, 2006                                                         315,000                  327,994

   Gtd. Sr. Notes, Ser. B, 7.875%, 2009                                                         225,000                  236,531

USA Waste,

   Sr. Notes, 7%, 2028                                                                          125,000                  142,955

Waste Management,

   Gtd. Sr. Notes, 7.375%, 2029                                                                 200,000                  236,919

                                                                                                                         975,074

FINANCIAL SERVICES--2.5%

ERAC USA Finance,

   Notes, 8.25%, 2005                                                                           325,000  (b)             358,892

Ford Motor Credit,

   Notes, 6.875%, 2006                                                                          455,000                  482,858

Goldman Sachs,

   Notes, 5.25%, 2013                                                                           160,000                  170,930

Jefferies Group:

   Sr. Notes, Ser. B, 7.5%, 2007                                                                 70,000                   78,308

   Sr. Notes, 7.75%, 2012                                                                       100,000                  116,927

SLM,

   Medium-Term Notes, Ser. A, 5%, 2015                                                          415,000                  428,700

                                                                                                                       1,636,615

FOOD & BEVERAGES--.6%

Del Monte,

   Sr. Sub Notes, 8.625%, 2012                                                                   50,000  (b)              53,250

Tricon Global Restaurants:

   Sr. Notes, 7.65%, 2008                                                                       110,000                  124,850

   Sr. Notes, 8.875%, 2011                                                                      193,000                  229,670

                                                                                                                         407,770

FOREIGN/GOVERNMENTAL--12.9%

Bundesobligation,

   Bonds, Ser. 140, 4.5%, 2007                                           EUR                  3,615,000                4,423,863

Bundesrepublic,

   Bonds, Ser. 2, 5%, 2012                                               EUR                  2,195,000                2,761,748

Dominican Republic,

   Notes, 9.5%, 2006                                                                            110,000  (b)             104,775

                                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN/GOVERNMENTAL (CONTINUED)

Federative Republic of Brazil,

   Bonds, 8%, 2014                                                                              142,853                  125,353

Republic of Bulgaria,

   Bonds, 8.25%, 2015                                                                            85,000  (b)             100,513

Republic of Columbia,

   Notes, 10.75%, 2013                                                                          110,000                  128,975

Republic of El Salvador,

   Notes, 8.5%, 2011                                                                             60,000  (b)              64,500

Russian Federation,

   Bonds, 5%, 2030                                                                              250,000  (c)             243,125

State of Qatar,

   Notes, 9.75%, 2030                                                                            80,000  (b)             111,400

United Mexican States:

   Medium-Term Notes, 8.3%, 2031                                                                146,000                  168,484

   Notes, 6.625%, 2015                                                                          155,000                  165,075

                                                                                                                       8,397,811

GAMING/LODGING--3.1%

Argosy Gaming,

   Gtd. Sr. Notes, 10.75%, 2009                                                                 185,000                  203,500

Carnival:

   Deb., 6.65%, 2028                                                                            155,000                  162,823

   Notes, 6.15%, 2003                                                                            70,000                   70,807

   Notes, 7.05%, 2005                                                                           100,000                  108,091

Chumash Casino & Resort,

   Sr. Notes, 9%, 2010                                                                           20,000  (b)              21,700

HMH Properties,

   Gtd. Sr. Notes, Ser. B, 7.875%, 2008                                                         125,000                  127,500

Hilton Hotels,

   Sr. Notes, 7%, 2004                                                                          100,000                  102,000

Horseshoe Gaming,

   Gtd. Sr. Sub. Notes, Ser. B, 8.625%, 2009                                                    120,000                  127,800

Meristar Hospitality,

   Gtd. Sr. Notes, 10.5%, 2009                                                                   80,000                   82,200

Mohegan Tribal Gaming Authority:

   Sr. Notes, 8.125%, 2006                                                                      350,000                  381,500

   Sr. Sub. Notes, 8%, 2012                                                                      50,000                   54,250

Royal Caribbean:

   Sr. Notes, 8.25%, 2005                                                                       175,000                  182,875

   Sr. Notes, 8.75%, 2011                                                                       140,000                  149,100

Station Casinos,

   Sr. Sub. Notes, 9.875%, 2010                                                                  45,000                   49,725


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
GAMING/LODGING (CONTINUED)

Turning Stone Casino Enterprise,

   Sr. Notes, 9.125%, 2010                                                                      160,000  (b)             171,400

                                                                                                                       1,995,271

HEALTH CARE--.5%

HCA,

   Notes, 8.75%, 2010                                                                           142,000                  165,638

Tenet Healthcare,

   Sr. Notes, 6.375%, 2011                                                                      155,000                  144,150

                                                                                                                         309,788

INDUSTRIAL--.8%

Brascan,

   Notes, 7.125%, 2003                                                                          125,000                  127,681

Owens-Brockway,

   Sr. Notes, 7.75%, 2011                                                                        15,000  (b)              15,938

SPX:

   Sr. Notes, 6.25%, 2011                                                                        20,000                   20,500

   Sr. Notes, 7.5%, 2013                                                                         70,000                   76,125

Tyco International,

   Gtd. Notes, 6.375%, 2011                                                                     255,000                  270,300

                                                                                                                         510,544

INSURANCE--.2%

Leucadia National,

   Sr. Notes, 7%, 2013                                                                          130,000  (b)             131,625

MEDICAL--.2%

Apogent Technologies,

   Sr. Sub. Notes, 6.5%, 2013                                                                    30,000  (b)              31,125

Lab Corporation of America,

   Notes, 5.5%, 2013                                                                            110,000                  117,992

                                                                                                                         149,117

METALS & MINING--.5%

Ball,

   Gtd. Sr. Notes, 6.875%, 2012                                                                 140,000                  149,100

Teck Cominco,

   Notes, 7%, 2012                                                                              165,000                  177,119

                                                                                                                         326,219

OIL & GAS--1.0%

ANR Pipeline:

   Deb., 7.375%, 2024                                                                            20,000                   20,300

   Sr. Notes, 7%, 2005                                                                           50,000                   52,250

                                                                                                       The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
OIL & GAS (CONTINUED)

Conoco,

   Sr. Notes, 6.95%, 2029                                                                        75,000                   90,533

El Paso Natural Gas,

   Deb., 8.625%, 2022                                                                           155,000                  165,463

Northwest Pipeline,

   Deb., 6.625%, 2007                                                                            80,000                   83,200

Southern Natural Gas,

   Notes, 7.35%, 2031                                                                           165,000                  168,713

Tosco,

   Deb., 7.8%, 2027                                                                              40,000                   51,452

XTO Energy,

   Sr. Notes, 6.25%, 2013                                                                        15,000  (b)              16,013

                                                                                                                         647,924

PAPER & PAPER RELATED--2.2%

Abitibi-Consolidated:

   Deb., 8.3%, 2005                                                                             125,000                  134,145

   Deb., 8.5%, 2029                                                                             315,000                  323,796

Fort James,

   Gtd. Sr. Notes, 4.75%, 2004                                           EUR                    450,000                  514,599

Jefferson Smurfit,

   Gtd. Notes, 8.25%, 2012                                                                       40,000                   43,100

Moore North American Finance,

   Sr. Notes, 7.875%, 2011                                                                       25,000  (b)              26,188

Sealed Air,

   Bonds, 6.875%, 2033                                                                          195,000  (b)             194,302

Stone Container,

   Sr. Notes, 8.375%, 2012                                                                       50,000                   53,875

UPM-Kymmene,

   Sr. Notes, 5.625%, 2014                                                                      100,000  (b)             107,544

                                                                                                                       1,397,549

PHARMACEUTICALS--.2%

AmerisourceBergen,

   Sr. Notes, 8.125%, 2008                                                                      100,000                  110,500

REAL ESTATE INVESTMENT TRUSTS--1.7%

Archstone-Smith Operating Trust,

   Notes, 5%, 2007                                                                               75,000                   79,819

Boston Properties:

   Bonds, 5.625%, 2015                                                                           85,000  (b)              88,077

   Notes, 6.25%, 2013                                                                           175,000  (b)             191,983


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

Duke-Weeks Realty,

   Sr. Notes, 6.95%, 2011                                                                       170,000                  197,334

EOP Operating LP,

   Sr. Notes, 7%, 2011                                                                           90,000                  104,615

Healthcare Realty Trust,

   Sr. Notes, 8.125%, 2011                                                                      275,000                  306,227

Host Marriott,

   Gtd. Sr. Notes, Ser. I, 9.5%, 2007                                                            25,000                   27,000

Spieker Properties Trust,

   Notes, 6.8%, 2004                                                                            125,000                  129,859

                                                                                                                       1,124,914

TELECOMMUNICATION--2.4%

Deutsche Telekom,

   Notes, 8.75%, 2030                                                                           245,000                  313,273

France Telecom:

   Bonds, 8.5%, 2031                                                                             35,000                   48,602

   Notes, 7.75%, 2011                                                                           225,000                  283,670

Koninklijke KPN,

   Sr. Notes, 8.375%, 2030                                                                      210,000                  273,493

L-3 Communications,

   Gtd. Notes, 7.625%, 2012                                                                      70,000                   77,350

Salem Communications,

   Gtd. Sub. Notes, 7.75%, 2010                                                                 160,000                  166,400

Sprint Capital,

   Gtd. Notes, 8.75%, 2032                                                                      155,000                  186,195

Telus:

   Notes, 7.5%, 2007                                                                             45,000                   50,400

   Notes, 8%, 2011                                                                              115,000                  133,400

                                                                                                                       1,532,783

U.S. GOVERNMENT--8.4%

U.S. Treasury Bonds:

   5.375%, 2/15/2031                                                                            355,000                  399,858

   6.25%, 5/15/2030                                                                           2,330,000                2,901,386

U.S. Treasury Notes:

   1.25%, 5/31/2005                                                                             746,000                  746,000

   1.625%, 3/31/2005                                                                             70,000                   70,503

   2%, 5/15/2006                                                                                265,000                  267,899

   2.625%, 5/15/2008                                                                          1,090,000                1,100,900

                                                                                                                       5,486,546

                                                                                                        The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--1.7%

SLMA Student Loan Trust:

   Ser. 2001-2, Cl. A1L, 1.36%, 2009                                                            224,073  (c)             224,607

   Ser. 2002-6, Cl. A1, 1.119%, 2008                                                            190,367  (c)             190,450

   Ser. 2003-6, Cl. A1, 1.274%, 2008                                                            700,000  (c)             700,000

                                                                                                                       1,115,057

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--41.9%

Federal Home Loan Mortgage Corp.,

   6%, 7/1/2017                                                                                 268,110                  278,918

Federal National Mortgage Association:

   5%                                                                                         3,425,000  (e)           3,503,272

   5.5%                                                                                       6,200,000  (e)           6,392,590

   5.5%, 3/1/2033                                                                               248,310                  257,155

   6%                                                                                        12,700,000  (e)          13,199,999

   6%, 4/1/2018                                                                                 826,304                  862,712

   6.5%, 12/1/2031-11/1/2032                                                                  1,407,652                1,468,610

   7%, 5/1/2032-6/1/2032                                                                        261,180                  275,135

   7.5%, 6/1/2007                                                                                 1,655                    1,760

   Grantor Trust,

      Ser. 2001-T6, Cl. B, 6.088%, 5/25/2011                                                    275,000                  319,138

Government National Mortgage Association I:

   6.5%, 9/15/2032                                                                              512,091                  537,854

   8%, 2/15/2030-5/15/2030                                                                       53,263                   57,508

   Ser. 2002-48, Cl. PF, 1.48%, 5/15/2029                                                        94,671  (c)              94,819

                                                                                                                      27,249,470

UTILITIES/ELECTRIC--3.5%

AES:

   Secured Notes, 8.75%, 2013                                                                   125,000  (b)             130,625

   Sr. Secured Notes, 10%, 2005                                                                 105,000  (b)             109,463

CenterPoint Energy Resources,

   Notes, 7.875%, 2013                                                                          155,000  (b)             178,600

Consumers Energy:

   First Mortgage Bonds, 5.375%, 2013                                                           185,000  (b)             194,595

   First Mortgage Bonds, 6.25%, 2006                                                             25,000                   27,776

Ipalco Enterprises,

   Secured Notes, 7.625%, 2011                                                                   75,000                   82,500

Niagara Mohawk Power,

   Sr. Notes, Ser. G, 7.75%, 2008                                                                35,000                   41,988


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES/ELECTRIC (CONTINUED)

Nisource Finance,

   Gtd. Sr. Notes, 7.625%, 2005                                                                 450,000                  492,276

Northern States Power,

   First Mortgage Bonds, 7.125%, 2025                                                           110,000                  130,362

Pinnacle Partners,

   Sr. Notes, 8.83%, 2004                                                                       325,000  (b)             338,813

Southern California Edison,

   First Refunding Mortgage Bonds, 8%, 2007                                                     250,000  (b)             275,313

Westar Energy,

   First Mortgage Bonds, 7.875%, 2007                                                           160,000                  179,600

XCEL Energy,

   Sr. Notes, 3.4%, 2008                                                                         95,000  (b)              94,446

                                                                                                                       2,276,357

YANKEE/SOVEREIGN--.2%

Republic of South Africa,

   Notes, 8.5%, 2017                                                                            100,000                  123,875

TOTAL BONDS AND NOTES
   (cost $66,400,592)                                                                                                 68,141,791

PREFERRED STOCKS--.4%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--.2%

Ford Motor Capital Trust II,

   Cum. Conv., $3.25                                                                              1,800                   78,210

General Motors:

   Ser. B, Cum. Conv., $1.3125                                                                      400                    9,000

   Ser. C, Cum. Conv., $1.5625                                                                    2,250                   55,823

                                                                                                                         143,033

REAL ESTATE INVESTMENT TRUSTS--.2%

Equity Office Properties Trust,

   Ser. B, Cum. Conv., $2.625                                                                     3,140                  157,000

TOTAL PREFERRED STOCKS

   (cost $291,085)                                                                                                       300,033

                                                                                                        The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                 Principal
SHORT-TERM INVESTMENTS--28.4%                                                                    Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT--25.9%

U.S.Treasury Bills:

   1.09%, 7/10/2003                                                                          11,971,000               11,968,845

   .90%, 8/7/2003                                                                             4,843,000                4,839,174

                                                                                                                      16,808,019

U.S. GOVERNMENT AGENCIES--2.5%

Federal National Mortgage Association,

  Discount Notes,

   1.14%, 7/17/2003                                                                           1,602,000                1,601,174

TOTAL SHORT-TERM INVESTMENTS
   (cost $18,407,589)                                                                                                 18,409,193

TOTAL INVESTMENTS (cost $85,099,266)                                                              133.7%              86,851,017

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (33.7%)            (21,875,622)

NET ASSETS                                                                                        100.0%              64,975,395

(A)   PRINCIPAL AMOUNT STATED IN U.S. DOLLARS UNLESS OTHERWISE NOTED.

      EUR--EUROS

(B)   SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
      OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
      REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30,
      2003, THESE SECURITIES AMOUNTED TO $4,191,852 OR 6.5% OF NET ASSETS.

(C)   VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)   ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
      BECOMES EFFECTIVE UNTIL MATURITY.

(E)   PURCHASED ON A FORWARD COMMITMENT BASIS.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPTIONS WRITTEN

June 30, 2003 (Unaudited)

Call Options

                                              Market Value
                                                Covered by
ISSUER                                       Contracts ($)            Value ($)
--------------------------------------------------------------------------------

U.S. Treasury Notes, 3.625%, 5/15/2013:

   July 2003@$102.4375                            620,000                   26

   July 2003@$102.078125                          650,000                2,869

   July 2003@$101.234375                          625,000                5,054

Put Options

ISSUER
--------------------------------------------------------------------------------

U.S. Treasury Notes, 3.625%, 5/15/2013:

   July 2003@$102.4375                            620,000                9,542

   July 2003@$102.078125                          650,000               11,908

   July 2003@$101.234375                          625,000                9,253

   (Premiums received $41,306)                                          38,652

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  85,099,266  86,851,017

Cash                                                                    306,325

Receivable for investment securities sold                             5,428,835

Interest receivable                                                     854,975

Net unrealized appreciation on forward currency
  exchange contracts--Note 3                                            178,306

Receivable for shares of Beneficial Interest subscribed                  10,585

Receivable on foreign forward currency
  exchange contracts                                                      8,763

                                                                     93,638,806

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    58,973

Payable for investment securities purchased                          28,519,451

Payable for shares of Beneficial Interest redeemed                       46,335

Outstanding options written, at value (premiums
  received $41,306)--See Statement of Options Written                    38,652

                                                                     28,663,411
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       64,975,395
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      71,011,943

Accumulated distributions in excess of
  investment income--net                                               (100,053)

Accumulated net realized gain (loss) on investments                  (7,900,837)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    1,964,342

NET ASSETS ($)                                                       64,975,395

NET ASSET VALUE PER SHARE


                                                        Class A              Class B               Class C               Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                       47,642,222           11,927,164             1,851,796             3,554,213

Shares Outstanding                                    4,324,224            1,082,685               167,936               322,922

NET ASSET VALUE PER SHARE ($)                             11.02                11.02                 11.03                 11.01



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             1,207,133

Cash dividends                                                           9,685

TOTAL INCOME                                                         1,216,818

EXPENSES:

Management fee--Note 2(a)                                              225,653

Distribution and service fees--Note 2(b)                               128,748

Loan commitment fees--Note 4                                               410

TOTAL EXPENSES                                                         354,811

INVESTMENT INCOME--NET                                                 862,007

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         1,861,324

Net realized gain (loss) on forward currency exchange contracts       (682,592)

NET REALIZED GAIN (LOSS)                                             1,178,732

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                        610,602

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,789,334

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,651,341

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            862,007             2,330,370

Net realized gain (loss) on investments         1,178,732             1,922,946

Net unrealized appreciation
   (depreciation) on investments                  610,602               680,019

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,651,341             4,933,335

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (822,941)           (1,915,696)

Class B shares                                   (165,042)             (434,652)

Class C shares                                    (25,977)              (70,960)

Class R shares                                    (61,793)             (144,714)

TOTAL DIVIDENDS                                (1,075,753)           (2,566,022)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,430,769             3,548,853

Class B shares                                    491,360             1,286,889

Class C shares                                    160,698               222,202

Class R shares                                    439,379               483,313

Dividends reinvested:

Class A shares                                    685,751             1,577,776

Class B shares                                    103,478               253,456

Class C shares                                      9,852                23,237

Class R shares                                     50,213               119,503

Cost of shares redeemed:

Class A shares                                 (3,199,783)           (8,986,915)

Class B shares                                 (1,433,080)           (3,711,507)

Class C shares                                   (345,187)             (583,493)

Class R shares                                   (401,149)             (933,998)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (2,007,699)           (6,700,684)

TOTAL INCREASE (DECREASE) IN NET ASSETS          (432,111)           (4,333,371)

NET ASSETS ($):

Beginning of Period                            65,407,506            69,740,877

END OF PERIOD                                  64,975,395            65,407,506

Undistributed (distributions in excess of)
   investment income--net                        (100,053)              113,693


                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       131,708               338,972

Shares issued for dividends reinvested             62,737               150,428

Shares redeemed                                  (294,346)             (860,006)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (99,901)             (370,606)

CLASS B(A)

Shares sold                                        45,232               122,817

Shares issued for dividends reinvested              9,469                24,173

Shares redeemed                                  (131,848)             (353,769)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (77,147)             (206,779)

CLASS C

Shares sold                                        14,729                21,244

Shares issued for dividends reinvested                901                 2,214

Shares redeemed                                   (31,657)              (55,750)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (16,027)              (32,292)

CLASS R

Shares sold                                        40,368                46,357

Shares issued for dividends reinvested              4,596                11,407

Shares redeemed                                   (37,331)              (89,446)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       7,633               (31,682)

(A) DURING THE PERIOD ENDED JUNE 30, 2003, 26,931 CLASS B SHARES REPRESENTING $293,433 WERE AUTOMATICALLY CONVERTED TO 26,931 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 2002, 48,412 CLASS B SHARES REPRESENTING $508,638 WERE AUTOMATICALLY CONVERTED TO 48,405 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                           Six Months Ended                       Year Ended December 31,
                                              June 30, 2003     --------------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)       2002          2001(a)       2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                           10.75            10.37         10.29          9.99          10.81         11.01

Investment Operations:

Investment income--net                             .15(b)           .38(b)        .52(b)        .61            .64           .73

Net realized and unrealized
   gain (loss) on investments                      .31              .42           .10           .30           (.82)         (.19)

Total from Investment Operations                   .46              .80           .62           .91           (.18)          .54

Distributions:

Dividends from
   investment income--net                         (.19)            (.42)         (.54)         (.61)          (.64)         (.74)

Net asset value, end of period                   11.02            10.75         10.37         10.29           9.99         10.81
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                               4.20(d)          7.87          6.09          9.53          (1.75)         4.90
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                           .95(e)           .95           .95           .95            .95           .95

Ratio of net investment income
   to average net assets                          2.82(e)          3.63          5.01          6.16           6.21          6.62

Portfolio Turnover Rate                         232.93(d)        524.46        477.71        531.86         309.42        238.95
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                  47,642           47,571        49,729        51,527         60,755        71,902

(A)   AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE
      PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
      COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
      31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.02, INCREASE
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.02
      AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM
      5.16% TO 5.01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
      PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
      PRESENTATION.

(B)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                           Six Months Ended                        Year Ended December 31,
                                              June 30, 2003    ---------------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)        2002          2001(a)       2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                            10.75            10.37         10.29          9.99          10.81         11.01

Investment Operations:

Investment income--net                              .11(b)           .30(b)        .44(b)        .54            .57           .64

Net realized and unrealized
   gain (loss) on investments                       .31              .42           .10           .30           (.83)         (.19)

Total from Investment Operations                    .42              .72           .54           .84           (.26)          .45

Distributions:

Dividends from
   investment income--net                          (.15)            (.34)         (.46)         (.54)          (.56)         (.65)

Net asset value, end of period                    11.02            10.75         10.37         10.29           9.99         10.81
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                3.81(d)          7.07          5.30          8.73          (2.48)         4.10
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                           1.70(e)          1.70          1.70          1.70           1.70          1.70

Ratio of net investment income
   to average net assets                           2.09(e)          2.91          4.27          5.41           5.44          5.81

Portfolio Turnover Rate                          232.93(d)        524.46        477.71        531.86         309.42        238.95
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                   11,927           12,470        14,172        15,069         15,905        16,325

(A)   AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE
      PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
      COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
      31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.02, INCREASE
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.02
      AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM
      4.42% TO 4.27%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
      PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
      PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)



                                           Six Months Ended                      Year Ended December 31,
                                              June 30, 2003   ----------------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)       2002          2001(a)       2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                           10.76            10.38         10.30         10.00          10.82         11.02

Investment Operations:

Investment income--net                             .11(b)           .31(b)        .45(b)        .54            .57           .64

Net realized and unrealized
   gain (loss) on investments                      .31              .41           .09           .30           (.83)         (.19)

Total from Investment Operations                   .42              .72           .54           .84           (.26)          .45

Distributions:

Dividends from
   investment income--net                         (.15)            (.34)         (.46)         (.54)          (.56)         (.65)

Net asset value, end of period                   11.03            10.76         10.38         10.30          10.00         10.82
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                               3.81(d)          7.06          5.29          8.73          (2.48)         4.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                          1.70(e)          1.70          1.70          1.70           1.70          1.69

Ratio of net investment income
   to average net assets                          2.09(e)          2.92          4.30          5.42           5.46          5.74

Portfolio Turnover Rate                         232.93(d)        524.46        477.71        531.86         309.42        238.95
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                   1,852            1,980         2,245         2,834          3,695         5,369

(A)   AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE
      PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
      COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
      31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.02, INCREASE
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.02
      AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM
      4.44% TO 4.30%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
      PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
      PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                           Six Months Ended                       Year Ended December 31,
                                              June 30, 2003    ---------------------------------------------------------------------
CLASS R SHARES                                  (Unaudited)        2002          2001(a)       2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                            10.74            10.36         10.28          9.98          10.81         11.01

Investment Operations:

Investment income--net                              .16(b)           .41(b)        .56(b)        .65            .67           .74

Net realized and unrealized
   gain (loss) on investments                       .31              .41           .08           .29           (.84)         (.17)

Total from Investment Operations                    .47              .82           .64           .94           (.17)          .57

Distributions:

Dividends from
   investment income--net                          (.20)            (.44)         (.56)         (.64)          (.66)         (.77)

Net asset value, end of period                    11.01            10.74         10.36         10.28           9.98         10.81
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   4.32(c)          8.14          6.24          9.92          (1.57)         5.26
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                            .70(d)           .70           .70           .70            .70           .70

Ratio of net investment income
   to average net assets                           3.03(d)          3.88          5.34          6.41           6.45          6.77

Portfolio Turnover Rate                          232.93(c)        524.46        477.71        531.86         309.42        238.95
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                    3,554            3,387         3,595         4,813          9,270        10,707

(A)   AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE
      PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
      COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
      31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.01
      AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM
      5.49% TO 5.34%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS
      PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
      PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier Managed Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is to seek high current income consistent with what is believed to be prudent risk of capital primarily through investments in investment-grade corporate and U.S. Government obligations which primarily have maturities of 10 years or less. The Dreyfus Corporation (the "Manager") serves as the fund's investment manager. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.


Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, options, swap transactions and financial futures) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, other than U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures, and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Investments denominated in foreign curren-

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

cies are translated to U.S. dollars at the prevailing rates of exchange. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(D) CONCENTRATION OF RISK: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security's price to fall, potentially lowering the fund's share price. In addition the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.


(E) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(F) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $9,019,768 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $539,328 of the carryover expires in fiscal 2003, $1,206,894 expires in fiscal 2004, $4,432,909 expires in fiscal 2007 and $2,840,637 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income $2,566,022. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees) . Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). These fees pertain to the Dreyfus/Laurel Funds and are charged and allocated to each series based on net assets. In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

During the period ended June 30, 2003, the Distributor retained $1,564 from commissions earned on sales of the fund's Class A shares and $12,390 and $137 from contingent deferred sales charges on redemptions on the fund's Class B and C shares, respectively.


(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to .25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of ..75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended June 30, 2003, Class A, Class B and Class C shares were charged $59,012, $45,188 and $7,114, respectively, pursuant to their respective Plans. Class B and Class C shares were charged $15,063 and $2,371, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward currency exchange contracts, options transactions and swap transactions during the period ended June 30, 2003, amounted to $155,464,252 and $152,577,193, respectively.

The fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the fund sells


                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

mortgage-backed securities to a financial institution and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date, at an agreed upon price.

In addition, the following table summarizes the fund's call/put options written during the period ended June 30, 2003:


                                                                                               Options Terminated
                                                     Face Amount                        --------------------------------------------
                                                     Covered by               Premiums                              Net Realized
Options Written:                                   Contracts ($)           Received ($)           Cost ($)               Gain ($)
------------------------------------------------------------------------------------------------------------------------------------
Contracts outstanding
    December 31, 2002                                        --                     --

Contracts written                                     3,790,000                 41,306

Contracts Terminated;
    Closed                                                   --                     --                 --                     --

CONTRACTS OUTSTANDING
    JUNE 30, 2003                                     3,790,000                 41,306



The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against change in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.


The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at June 30, 2003:


                                                      Foreign
Forward Currency                                     Currency                                                          Unrealized
Exchange Contracts                                    Amounts         Proceeds ($)            Value ($)           Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------

SALES:

Euro, expiring 9/17/2003                            6,880,000           8,067,602            7,889,296                    178,306



The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty,

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

respectively. Total return swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations. The following summarizes total return swaps entered into by the fund at June 30, 2003:


                                                                    Unrealized
Notional Amount ($)                          Description       Appreciation ($)
--------------------------------------------------------------------------------
1,280,000                 Agreement with Merrill Lynch,                     --
                  terminating December 31, 2003 to pay
                  a floating rate on the 1 month Libor
                     minus .40% to receive if positive
                 (pay if negative) the notional amount
            as a result of the monthly total return of
                      the Lehman CMBS Investment Grade
                                   ERISA Eligible Index



Realized gains and losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At June 30, 2003, accumulated net unrealized appreciation on investments was $1,751,751, consisting of $2,137,995 gross unrealized appreciation and $386,244 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 4--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the fund did not borrow under the Facility.

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus Premier
                        Managed Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  349SA0603


ITEM 2.     CODE OF ETHICS.

                    Not applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

                    Not applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

                    Not applicable.

ITEM 6.     [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  September 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  September 3, 2003

By:   /S/JAMES WINDELS
      -----------------------
      James Windels
      Chief Financial Officer

Date:  September 3, 2003


                                EXHIBIT INDEX

            (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

            (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)